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                               TENANT USE CONTRACT


                                     between

                                  IONATRON INC.

                                       and

                             MASON TECHNOLOGIES INC.

                                  July 14, 2004

                          BASIC ORDER AGREEMENT 04T002

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

I.      Use of Facilities.....................................................2

II.     Title to Property.....................................................3

III.    Alterations to and Movement of Property...............................4

IV.     Property Control System...............................................6

V.      Access to Facilities..................................................6

VI.     Indemnification;  Exclusion of Indirect,
         Incidental and Consequential Damages.................................6

VII.    Warranty..............................................................7

VIII.   Agreement Modification................................................8

IX.     Orders, Changes and Limitation of Liability...........................8

X.      Use by Others/Transfer/Assignment.....................................9

XI.     Representations.......................................................11

XII.    Payment for Use of Facilities.........................................11

XIII.   Services of MTI.......................................................12

XIV.    Inspection of Facilities..............................................15

XV.     Reporting of Explosives, Propellants, Etc.
         Stored on Army-Owned Installations...................................16

XVI.    Relayaway of Facilities...............................................17

XVII.   Liability for Facilities..............................................18

XVIII.  Permits and Licenses; Compliance with Law.............................21

XIX.    Maintenance and Utilization...........................................22

XX.     Termination...........................................................22

XXI.    Exclusion of Facilities Cost in Other Contracts.......................25

XXII.   Real Property.........................................................25

XXIII.  Contract Clauses......................................................26

XXIV.   Disputes and Governing Law............................................27

XXV.    Term..................................................................29

XXVI.   Insurance.............................................................32

XXVII.  Toxic and Hazardous Materials.........................................33

XXVIII. Pre-Existing Conditions...............................................34

XXIX.   Miscellaneous.........................................................34

                                        i
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                          BASIC ORDER AGREEMENT 04T002

EXHIBITS TO THE AGREEMENT:

Exhibit A - Permitted Use

Exhibit B - Tenant Plans

Exhibit C - AMCCOMR 702-9

Exhibit D - Order #001

Exhibit E - Form ENG 43

Exhibit F - NISPOM Definition of Foreign Person(s)


EXHIBITS TO ORDER 001:

Exhibit A - The Facility

Exhibit B - Government and/or Contractor Owned Property (Reserved)

Exhibit C - Service Fees

Exhibit D - Maintenance Obligations

Exhibit E - ARMS Improvements/Charette/Plans

                                       ii
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                          BASIC ORDER AGREEMENT 04T002

      WHEREAS, MASON TECHNOLOGIES INC. (hereafter referred to as "MTI" or "Contractor") has entered into Facility Use Contract #DAAA09-92-E-0007, as amended by P00001 through P00015 (as amended, the "Contract") with the U.S. Army (the "Army") for use of certain Army Facilities, namely, the Mississippi Army Ammunition Plant (the "MSAAP") at Stennis Space Center, MS 39529-7099, and

      WHEREAS, IONATRON INC. (hereafter referred to as "SUBCONTRACTOR") desires to obtain from MTI the right to use and occupy certain Army Facilities at MSAAP and to obtain from MTI certain support services, and

      WHEREAS, SUBCONTRACTOR's requirements for the Facilities (as hereinafter defined), and services of MTI will be evolving over time, and MTI has the capability to accommodate these requirements, and

      WHEREAS, this document (hereinafter referred to as "Agreement or "Basic Agreement") is a written instrument of understanding between MTI and SUBCONTRACTOR which sets forth the negotiated provisions which will apply to Order No. 001 (attached hereto as Exhibit D) as well as all future Orders and such Orders shall incorporate the provisions herein (unless otherwise expressly provided therein), and

      WHEREAS, this Basic Agreement shall, subject to the terms and conditions contained herein, become effective at 12:01 a.m., on the 15th day of July, 2004 (the "Effective Date").

      THEREFORE, MTI and SUBCONTRACTOR agree as follows:

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                          BASIC ORDER AGREEMENT 04T002

I.    Use of Facilities

      A.    SUBCONTRACTOR  shall  have  the  right  to  use  space,   buildings,
            improvements, equipment, and other Army and/or Contractor-owned property provided to SUBCONTRACTOR under Orders issued pursuant to this Agreement (referred to in combination as "Facilities") at the MSAAP solely and specifically for the use specified in the letter dated April 28, 2004 from MTI to the Army and the Army's written approval of such (the "Permitted Use"), a copy of which is attached hereto as Exhibit A, as well as the right of ingress and egress and the right, in common with others, to the use of supporting facilities, roadways and available parking areas. Any change in the Permitted Use shall not be permitted unless and until written Army approval of the change is obtained. Each Order issued hereunder shall identify the Facilities for which use is authorized. No use of the Facilities other than the Permitted Use will be permitted.

      B. Under the Contract, MTI must comply with an Army-approved property control system (the "Property Control System"). Pursuant to the terms of the Property Control System, Contractor has furnished SUBCONTRACTOR with a (a) tenant maintenance plan, (b) tenant property control plan, (c) tenant security plan, (d) tenant safety plan, (e) tenant fire protection plan and (f) tenant environmental plan, copies of which are attached hereto as Exhibit B (collectively referred to as the "Tenant Plans"), which Tenant Plans allocate certain responsibilities between Contractor and SUBCONTRACTOR relating to the use, operation and maintenance of the Facilities. SUBCONTRACTOR agrees that its use of Facilities at MSAAP shall at all times be in accordance with the Tenant Plans, as they may be changed from time to time, provided, however, that any changes initiated by the Contractor to such Tenant Plans, shall not materially increase SUBCONTRACTOR'S obligations or materially decrease SUBCONTRACTOR'S rights under this Agreement. If changes in the Property Control System are initiated by the Army, the

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                          BASIC ORDER AGREEMENT 04T002

            Contractor shall have the right to make corresponding changes to the Tenant Plans even if such changes materially increase SUBCONTRACTOR'S obligations or materially decrease SUBCONTRACTOR'S rights under this Agreement, provided, however, that in such event, SUBCONTRACTOR shall be entitled (at its election) to (a) terminate this Agreement, promptly vacate the Facilities, removing all of its personal property therefrom and leaving the Facilities in the same condition it received them, reasonable wear and tear excepted, with no further liability to Contractor, and/or (b) seek (at its own expense) an equitable adjustment from the Army through a Sponsored Claim (as defined in ss. XXIV below). Contractor shall provide written notification to SUBCONTRACTOR of changes to the Property Control System which affect the Tenant Plans. SUBCONTRACTOR'S non-compliance with the Tenant Plans shall be considered a breach of a material provision of this Agreement, subject to the notice and cure periods set forth in ss. XX.

      C. If SUBCONTRACTOR elects to terminate this Agreement and invoke its rights under ss. XXIV, it is understood that all the terms and conditions of ss. XXIV shall remain in full force and effect with regard to such Sponsored Claim, notwithstanding such termination.

II.   Title to Property

      A. Title to all Facilities shall remain with the Army and/or Contractor. Title to parts of the Facilities replaced by SUBCONTRACTOR (other than SUBCONTRACTOR'S trade fixtures and as provided in ss. III.A below) in carrying out maintenance obligations shall pass to, and vest in, the Army and/or Contractor upon completion of their installation in the Facilities.

      B. Title to the Facilities shall not be affected by their incorporation into, or attachment to, any property not owned by the Army and/or Contractor, nor shall any item of the Facilities become a fixture or lose its identity as personal property by being attached to any real property. The SUBCONTRACTOR shall keep the Facilities free and clear of all liens and encumbrances and, except as may be otherwise permitted by this Agreement or authorized by Orders issued under this Agreement or by the Contractor, shall not remove or otherwise part with possession of, or permit the use by others of, any of the Facilities.

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                          BASIC ORDER AGREEMENT 04T002

III. Alterations to and Movement of Property

      A. The SUBCONTRACTOR may install, arrange, or rearrange, on Army premises, readily movable machinery, equipment, and other items belonging to the SUBCONTRACTOR, provided, however, in the event such installations or arrangements will affect any of the building systems serving the Facilities, SUBCONTRACTOR shall provide prior written notification of such activities to the Contractor and, if Contractor incurs additional costs directly attributable to such installations and/or arrangements, SUBCONTRACTOR shall reimburse Contractor for such increased costs. Title to any such item shall remain in the SUBCONTRACTOR even though it may be attached to real property owned by the Army, unless the Contractor reasonably determines that it is so permanently attached that removal would cause substantial injury to the real property, in which event, at SUBCONTRACTOR'S election (i) such item will remain in place and SUBCONTRACTOR will have no obligation to remove same or (ii) SUBCONTRACTOR shall have the right to remove such item, provided it agrees to pay the cost and a fee of seven percent (7%) of such costs to Contractor for such restoration and that it provides the Contractor, prior to the removal, with such payment to restore the real property to which it is attached. Contractor and SUBCONTRACTOR shall attempt to reasonably resolve these issues prior to the attachment of personal property to real property, and, in any event, Contractor shall make the determination of permanent attachment in a timely manner in order to update real property records of MSAAP

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                             BASIC ORDER AGREEMENT

            after notification and discussions with SUBCONTRACTOR. The SUBCONTRACTOR is responsible for clearly marking property belonging to it so as to avoid discrepancies caused by co-mingling of SUBCONTRACTOR and Army and/or Contractor-owned property.

      B. The SUBCONTRACTOR shall not construct or install any fixed improvement or structural alterations in or about Army buildings or other real property without advance written approval of the Contractor, which approval shall not be unreasonably withheld, conditioned or delayed, except that, to the extent that Army approval is required for such improvements or alterations under the terms of the Contract, Contractor shall not be deemed to have acted unreasonably if it withholds, conditions or delays its approval to the same extent that the Army so withholds, conditions or delays its approval. Contractor shall have a reasonable period of time to communicate such approvals. Fixed improvements or structural alterations, as used herein, mean any alteration or improvement in the structure of the building or other real property that, after completion, cannot be removed without substantial loss of value or damage to the Facilities, as determined by the Army. Notwithstanding the foregoing, (a) all of SUBCONTRACTOR'S requirements for fixed improvements or structural alterations in real property (including foundations for production equipment) shall be procured from the Contractor by SUBCONTRACTOR's submission of completed Form ENG-43, SUBCONTRACTOR Work Request Form (attached hereto as Exhibit E), to Contractor and (b) SUBCONTRACTOR may, at SUBCONTRACTOR'S sole cost and expense, make non-structural alterations to the Facilities, provided that such non-structural alterations do not (i) affect the building's exterior, (ii) adversely affect the building's systems or facilities, (iii) adversely affect any service required to be furnished by Contractor to SUBCONTRACTOR or to any other occupant of MSAAP, or (iv) reduce the value or utility of the building.

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                          BASIC ORDER AGREEMENT 04T002

IV.   Property Control System

      The SUBCONTRACTOR shall fulfill the requirements of the Tenant Plans on SUBCONTRACTOR'S part to be performed, including (i) conducting an annual inventory of all Army and/or Contractor-owned personal property, if any, in its possession and reporting the results of this inventory to the Contractor and (ii) reporting promptly all lost, damaged or destroyed Army and/or Contractor-owned property to the Contractor. The Contractor shall fulfill the requirements of the Tenant Plans on Contractor's part to be performed.

V.    Access to Facilities

      The Contractor, the Army and NASA, and their respective agents and employees, shall, at reasonable times and after coordination with the SUBCONTRACTOR (except such coordination is not required in the event of an emergency), have access to the Facilities and the premises where any of the Facilities are located, provided that any such access shall be in strict compliance with any and all security plans maintained by SUBCONTRACTOR pursuant to the terms of SUBCONTRACTOR'S government contracts (collectively, "Security Plans"). In the event Contractor incurs additional cost directly attributable to SUBCONTRACTOR'S Security Plans, SUBCONTRACTOR agrees to pay Contractor for all such costs and a fee of seven percent (7%) of such costs in addition to the Fixed Service Fee identified in Orders issued hereunder. Nothing set forth herein impairs the right of the Army, NASA or other governmental agencies to engage in sovereign acts in order to respond to terrorist threats or other emergency situations, nor does it create a right of compensation for harm caused by such sovereign acts.

VI.   Indemnification;  Exclusion  of  Indirect,  Incidental  and  Consequential
      Damages

      A. The SUBCONTRACTOR hereby agrees to indemnify, hold harmless, and defend the Contractor and the Army against claims for injury to persons or damage to property of the CONTRACTOR or others to the extent arising from the SUBCONTRACTOR's negligence, willful misconduct, unusually hazardous activities, possession, use or operation of the Facilities and any pollution or contamination arising therefrom.

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                          BASIC ORDER AGREEMENT 04T002

      B. Contractor hereby agrees to indemnify, hold harmless and defend SUBCONTRACTOR from and against any claims against SUBCONTRACTOR for injury to persons or damage to property to the extent arising from Contractor's negligence, willful misconduct, unusually hazardous activities, and any pollution or contamination arising therefrom. No indemnification is provided hereby for claims resulting from the activities of the Army or of any prior operator of the Facilities or of other tenants of MSAAP.

      C. Notwithstanding anything else to the contrary in this Agreement, neither SUBCONTRACTOR, nor Contractor, nor any of their respective affiliates, employees, subcontractors or insurers shall be entitled to or liable for any indirect, incidental or consequential damages, whether or not such damages arise in negligence, breach of Agreement or warranty, or otherwise.

VII.  Warranty

      A. Neither the Army nor the Contractor make any warranty, express or implied, regarding the work or services provided by Contractor or the condition or fitness for use of any Facilities. SUBCONTRATOR'S exclusive remedies are as expressly set forth in this aGreement. Notwithstanding the foregoing, Contractor WarrantS its conStruction and design servIces, as exPressly set forth in article 3, paragraph D of Order #001 (ATTACHED HERETO AS Exhibit D).

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                          BASIC ORDER AGREEMENT 04T002

VIII. Agreement Modification

      The parties hereby agree that this Agreement may be unilaterally modified by the Contractor in order to incorporate unilateral changes to the Contract by the Army. If such changes shall materially decrease any of SUBCONTRACTOR'S rights, or materially increase any of SUBCONTRACTOR'S obligations, under this Agreement, SUBCONTRACTOR shall be entitled at its election to (a) terminate this Agreement, promptly vacate the Facilities, removing all of its personal property therefrom and leaving the Facilities in the same condition it received them, reasonable wear and tear excepted, with no further liability to Contractor, and/or (b) seek at its own expense an equitable adjustment from the Army through a Sponsored Claim.

IX.   Orders, Changes and Limitation of Liability

      A. The Contractor has no obligation to furnish any Facilities under this Agreement until specific Orders are mutually agreed upon, negotiated, and executed.

      B. Mutual agreements to modify the terms and conditions of this Agreement and/or Orders issued pursuant to this Agreement shall be incorporated by way of a written bilateral modification.

      C.    Changes

            Any adjustments, changes, breaches or revisions made by the SUBCONTRACTOR or any party for which SUBCONTRACTOR is responsible, which affect the Contractor's cost or responsibilities under this Agreement or Orders issued hereunder, shall constitute a Change to the Agreement and/or Orders issued hereunder and a Change Order mutually agreed upon by the parties, adjusting as applicable, the Contractor's compensation and responsibilities, shall be executed by the SUBCONTRACTOR and Contractor with approval by the Army, as applicable, and shall be incorporated by way of a written bilateral modification. Contractor shall not be required to proceed to accommodate or implement such Change until a Change Order is executed by the SUBCONTRACTOR, Contractor and as applicable approved by the Army. Should such Change affect the engineering or construction work described in Exhibit D, Order #001, the terms of
            Article 3.C. of such Order shall apply to the extent such Change affects Contractor's engineering or construction services. Nothing set forth in this Changes Article shall affect Contractor's right to terminate, as provided for elsewhere in this Agreement or Orders issued hereunder.

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                          BASIC ORDER AGREEMENT 04T002

      D.    Limitation Of Liability

            Notwithstanding any other terms, conditions or covenants in this Agreement to the contrary, the aggregate limitation of liability of the Contractor (including its employees, affiliates, contractors, insurers and agents) to the SUBCONTRACTOR (including its employees, affiliates, contractors, insurers and agents) and anyone claiming by, through or under the SUBCONTRACTOR, for any and all claims, losses, costs or damages ("Claims") of any nature whatsoever, arising out of, resulting from or in any way related to the Agreement, or Contractor's services or work shall not exceed the amount of five hundred thousand ($500,000.00), if the Claim(s) are in connection with the design or construction work described in Order #001 and forty thousand dollars ($40,000.00) for all other Claims arising in connection with this Agreement. Such limitation of liability shall apply whether such Claims arise in contract (including warranty, indemnity or breach), Tort (including negligence), strict liability or otherwise.

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                          BASIC ORDER AGREEMENT 04T002

X.    Use by Others/Transfer/Assignment

      A. The SUBCONTRACTOR shall not subcontract, lease, rent or release any of the Facilities to another party without obtaining the prior consent of the Contractor, which consent shall not be unreasonably withheld, conditioned or delayed, except that, to the extent that Army approval is required for such subcontract, lease, rent, or release under the terms of the Contract, Contractor shall not be deemed to have acted unreasonably if it withholds, conditions or delays its approval to the same extent that the Army so withholds, conditions or delays its approval.

      B. The SUBCONTRACTOR shall not transfer or assign any or all of this Agreement to another party without obtaining the prior consent of the Contractor, which consent shall not be unreasonably withheld, conditioned or delayed, except that, to the extent that Army approval is required for such transfer or assignment, Contractor shall not be deemed to have acted unreasonably if it withholds, conditions or delays its approval to the same extent that the Army so withholds, conditions or delays its approval.

      C. Notwithstanding anything to the contrary contained in this Agreement, SUBCONTRACTOR shall be permitted, without the prior consent of the Contractor, but upon prior notice to the Contractor, to sublease any part of the Facilities to an Affiliate (as hereinafter defined), or transfer or assign this Agreement to an Affiliate of SUBCONTRACTOR; or to any person, corporation or other entity with which the SUBCONTRACTOR may merge or to which the SUBCONTRACTOR may convey its business conducted at the Facility, provided, however, that (a) in each instance, such transferee shall expressly agree to be bound by all of the terms, covenants, conditions and obligations of this Agreement, including the Permitted Use; (b) SUBCONTRACTOR shall not be released from any of its obligations under this Agreement; and (c) SUBCONTRACTOR acknowledges that the Army has the right to approve or disapprove of such transactions if, in the Army's sole judgment, such assignee or transferee poses any security risk to the MSAAP. "Affiliate" shall mean any corporation or other entity directly controlling, controlled by or under common control with SUBCONTRACTOR.

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                          BASIC ORDER AGREEMENT 04T002

      D. SUBCONTRACTOR shall promptly advise Contractor if there is any material change in control or ownership that would subject the SUBCONTRACTOR or such affiliate, to ownership, control or influence by any foreign person as such term is defined in Exhibit F, the National Industrial Security Program Operating Manual (NISPOM) pursuant to Executive Order 12829. If SUBCONTRACTOR comes under such foreign ownership, influence and control, and the Army directs that this Agreement be terminated for that reason, Contractor shall have the right to terminate this Agreement without liability of any kind to SUBCONTRACTOR, and SUBCONTRACTOR shall promptly vacate the Facilities and shall promptly remove its personal property therefrom and surrender the Facilities in the same condition, or better condition, than when furnished, reasonable wear and tear excepted.

XI.   Representations

      Contractor and SUBCONTRACTOR each represent to the other that: (i) the execution and delivery of this Agreement and any agreements required by this Agreement have been duly authorized and, upon execution by the other party, will constitute valid obligations, enforceable against it in accordance with their terms; and (ii) neither the execution of this Agreement, nor the performance thereof shall result in any breach of, or constitute a default under, or violation of any material agreement to which it is a party or by which it is bound.

XII.  Payment for Use of Facilities

      Adequate price or other consideration may be accepted in lieu of the rental fees as set forth in FAR 52.245-9, "Use and Charges (April 1984)" so long as agreed to in writing by both the Contractor and the SUBCONTRACTOR.

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                          BASIC ORDER AGREEMENT 04T002

XIII. Services of MTI

      A. Fixed Services. In conjunction with SUBCONTRACTOR's use of the Facilities, Contractor shall provide the following services, the cost of which will be included in the Fixed Service Fee SUBCONTRACTOR pays for the use of the Facilities identified in Orders issued hereunder, collectively referred to as "Fixed Service Fee":

            1. Fire Protection. Contractor shall provide fire protection for the Facilities in accordance with the Tenant fire protection plan attached hereto as Exhibit B-1.

            2.    Security.   Contractor  shall  provide  security  services  in
                  accordance with the Tenant security plan attached hereto as Exhibit B-2.

            3. Building and System Maintenance. Contractor shall provide building and system maintenance in accordance with Contractor's maintenance obligations as set forth in Orders issued hereunder.

            4. Environmental. Contractor shall provide environmental services in accordance with the Tenant environmental plan attached hereto as Exhibit B-3. 5. Safety. Contractor shall provide safety program services in accordance with its Tenant safety plan attached hereto as Exhibit B-4.

      B. Demand Services. Contractor shall provide, and SUBCONTRACTOR shall procure all of its requirements from and shall promptly pay Contractor for, the following demand services, in addition to the agreed upon Fixed Service Fee for the use of the Facilities, at the rate or in the manner agreed to in each Order issued hereunder.

            1. Electricity. Contractor shall provide electrical power to the Facilities in accordance with the specifications set forth in the Final Plans. Periodically, "Contractor Scheduled" power outages are necessary. SUBCONTRACTOR will be given at least thirty (30) days advance notice prior to the effective date of a Contractor Scheduled power outage. However, the utility provider may also require "Utility Scheduled" power outages. If the utility company informs Contractor of a Utility Scheduled outage, Contractor shall give SUBCONTRACTOR at least thirty (30) days notice, provided the utility provider gives Contractor thirty (30) days notice. Contractor shall use commercially reasonable efforts to schedule Contractor


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                          BASIC ORDER AGREEMENT 04T002

                  Scheduled power outages so that such outages will not adversely affect SUBCONTRACTOR'S operations. If SUBCONTRACTOR cannot operate its business operations in all or any portion of the Facilities for more than two (2) consecutive business days on account of such Contractor Scheduled power outage, SUBCONTRACTOR shall receive an abatement of the Fixed Service Fee allocable to such portion of the Facilities. SUBCONTRACTOR understands that Contractor is not a registered utility and that it procures electricity produced by local utilities and sold to NASA for transmission to those who use Stennis Space Center. Contractor shall have no liability to SUBCONTRACTOR for power outages caused by bad weather or any cause other than as set forth in the preceding sentence or as a result of SUBCONTRACTOR'S own willful misconduct or negligence.

            2. Water and Sewage. Contractor shall provide water and sanitary waste treatment to the Facilities used by SUBCONTRACTOR in accordance with its existing distribution system (unless the Plans identified in Orders issued hereunder require Contractor to modify the existing distribution system, in which case such distribution system shall be so modified).

            3. Communications. Contractor shall provide all communication capabilities, including, but not limited to, long distance and internet service in accordance with its existing communication system (unless the Plans identified in Orders issued hereunder require Contractor to modify the existing communication system, in which case such communication system shall be so modified).

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                          BASIC ORDER AGREEMENT 04T002

            4. Natural gas. Contractor shall provide natural gas to the Facilities used by SUBCONTRACTOR in accordance with its existing distribution system (unless the Plans identified in Orders issued hereunder require Contractor to modify the existing distribution system, in which case such distribution system shall be so modified).

            5. Environmental Assessments. If SUBCONTRACTOR exercises any expansion rights granted to SUBCONTRACTOR in Orders issued hereunder, and as a result thereof SUBCONTRACTOR is required to perform a record of environmental considerations, environmental assessment, or an environmental impact statement, Contractor shall be retained to provide such support services and SUBCONTRACTOR agrees to remunerate Contractor for such support services by submitting a completed Form ENG-43, SUBCONTRACTOR Work Request form, to Contractor and SUBCONTRACTOR shall provide assistance and support in the preparation of any required documentation.

            6. Required Services. SUBCONTRACTOR shall use the services of Contractor to restore the Facilities to the same condition as delivered upon termination or expiration of this Agreement or Orders issued hereunder, reasonable wear and tear excepted, and to relayaway the Facilities in accordance with other provisions of this Agreement.

            7. Miscellaneous Support Services. SUBCONTRACTOR may, from time to time, request other support services from the Contractor or from a third party, including but not limited to, equipment maintenance and custodial services. SUBCONTRACTOR shall submit a completed Form ENG-43, SUBCONTRACTOR Work Request Form, to Contractor for estimating and pricing for services from Contractor covered in but not limited to Paragraphs B.5, B.6 and B.7 above. Upon written acceptance of the proposal by the SUBCONTRACTOR, Contractor will schedule work.

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                          BASIC ORDER AGREEMENT 04T002

XIV.     Inspection of Facilities

      A. "SUBCONTRACTOR'S managerial personnel" as used in this clause is defined as any of the SUBCONTRACTOR'S directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of:

            1.    All or substantially all of the SUBCONTRACTOR'S business;

            2. All or substantially all of the SUBCONTRACTOR'S operations at any one plant or separate location in which the Facilities are installed or located; or

            3.    A  separate  and  complete  major   industrial   operation  in
                  connection with which the Facilities are used.

      B. Subject to the terms and conditions of SUBCONTRACTOR'S Security Plans as defined in ss. V, which will be submitted within thirty
            (30) days from the date the SUBCONTRACTOR finalizes them with the U.S. Government, the Army and the Contractor have the right to inspect and test the building systems servicing the Facilities. Such inspections and tests shall be conducted during reasonable times and in coordination with the SUBCONTRACTOR. This right of the Army and the Contractor shall in no way be construed as a warranty of the condition of the Facilities nor of compliance with required laws, regulations and MSAAP rules. Such inspections and tests shall be performed in a manner that will not interfere with SUBCONTRACTOR'S operations at the Facilities. The SUBCONTRACTOR shall furnish all reasonable assistance for the safe and convenient performance of these duties.

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                          BASIC ORDER AGREEMENT 04T002

      C. The Contractor may, at any time, require the SUBCONTRACTOR to correct or replace Facilities that are defective, without cost to the Contractor under Orders issued hereunder, if the defects are caused by fraud, willful misconduct or lack of good faith of on the part of the SUBCONTRACTOR'S managerial personnel or the conduct of one or more of the SUBCONTRACTOR'S employees selected or retained by the SUBCONTRACTOR after any of the SUBCONTRACTOR'S managerial personnel has reasonable grounds to believe that the employee is habitually careless or unqualified.

      D.    Corrected or replacement  Facilities shall be subject to this clause
            in  the  same  manner  as  Facilities   originally  granted  to  the
            SUBCONTRACTOR for use.

XV.   Reporting  of   Explosives,   Propellants,   Etc.   Stored  on  Army-Owned
      Installations

      A. SUBCONTRACTOR shall provide an annual listing of all propellant stocks, if any, on hand to Contractor no later than 15 February which includes all information cited in paragraph 7.d(3), AMCCOMR 702-9, attached hereto as Exhibit C and incorporated herein.

      B. SUBCONTRACTOR shall report in writing to Contractor all propellant stocks it receives, if any, onto MSAAP. This report shall be submitted within 30 days of receipt of the stock and shall include the following in addition to the information required under paragraph 7, subparagraphs d(3)(a) through (g), AMCCOMR 702-9:

            1.    Name and address of manufacturer, or DODIC if available.

            2.    Date of manufacture.

            3.    Method and unit of packaging.

            4. Propellant description sheet, ARRCOM Form 214R or an equivalent, if available, otherwise a narrative, supplying the exact chemical formulation including original (as manufactured) percentage content of stabilizer identification.

            5.    Planned   schedule  of   utilization  of  the  propellant  and
                  anticipated   quantity   and  storage  time  of  any  residual
                  propellant.

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                          BASIC ORDER AGREEMENT 04T002

            6. When a determination is made that a master propellant sample is required for testing, SUBCONTRACTOR shall be directed to ship such sample at its own expense to a laboratory reasonably designated by Contractor.

      C. The above reports will be used to monitor the level of safety of SUBCONTRACTOR's storage practices and stored materials. The Contractor will notify the SUBCONTRACTOR in writing when it is determined that there is a danger to the Facilities or personnel thereon including a time limit within which to dispose of such material. SUBCONTRACTOR agrees to dispose of any such material within the stated time at its own expense. SUBCONTRACTOR's failure to comply with any requirements as set forth in this Article is considered a breach of a material provision of this Agreement, provided however, that if, with the exercise of good faith reasonable efforts, such material is of such nature that it cannot be disposed of within the stated time period, no default shall occur so long as SUBCONTRACTOR shall commence the disposal of the material within such stated time period and shall thereafter diligently prosecute the disposal of same. Contractor or its lower-tier subcontractors shall have the sole responsibility to handle, store and otherwise dispose of all propellant stocks and explosives bought onto the Facilities by any occupant of the MSAAP other than the SUBCONTRACTOR (including all SUBCONTRACTOR'S employees, agents, or lower-tier subcontractors, or any of their respective employees, agents or invitees) in accordance with all applicable legal requirements.

XVI.  Relayaway of Facilities

     A. Any Army property which had been initially laid-away at Army expense and was removed from layaway for active use by the SUBCONTRACTOR shall be relaidaway at the expense of the SUBCONTRACTOR to the same level of the initial layaway, less reasonable wear and tear. At least 120 days prior to cessation of active use of Army property, SUBCONTRACTOR shall identify the property to be relaidaway and shall provide to Contractor a rehabilitation plan based upon the most current approved Contractor maintenance plan, including an inventory listing which includes:

                          BASIC ORDER AGREEMENT 04T002


                  Property nomenclature
                  Category
                  Army I.D. number
                  Tag number
                  Year of manufacture
                  Current condition code
                  Rehabilitation/rebuild recommended

XVII. Liability for Facilities

A. SUBCONTRACTOR assumes the risk of, and is responsible for, any loss, damage to or destruction of the Facilities issued to SUBCONTRACTOR pursuant to the terms of this Agreement, occurring, after the Occupancy Date as hereinafter defined (to the extent of the space that SUBCONTRACTOR then occupies) or Commencement Date, whichever is earlier, through the term of this Agreement, except where such loss, damage, or destruction is caused by (i) the negligence, or willful misconduct of the Contractor, the Army or any other occupant of the facilities located at MSAAP (other than the SUBCONTRACTOR or any of its employees, agents, or lower-tier subcontractors, or any of their respective employees, agents or invitees) or (ii) an act of God. SUBCONTRACTOR will commence and prosecute repair and/or replacement of the Facilities as expeditiously as reasonably

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                          BASIC ORDER AGREEMENT 04T002

      possible (except in cases where the SUBCONTRACTOR has not assumed the risk under the preceding sentence), provided that Contractor shall make available to SUBCONTRACTOR insurance proceeds, if any, it received on account of such loss or damage. However, notwithstanding the foregoing, the Contractor is not expected or required to maintain any such insurance and SUBCONTRACTOR acknowledges Contractor does not intend, nor is required to maintain such insurance. In the event that SUBCONTRACTOR has not assumed the risk pursuant to the terms of this Paragraph, SUBCONTRACTOR shall have the option, but not the obligation, to repair or replace at its own expense the Facilities in accordance with the terms of the preceding sentence and SUBCONTRACTOR shall be entitled to a pro-rata adjustment based upon the percent of unusable square footage in the Fixed Service Fee otherwise required under this Agreement during the period of repairs. At the termination or expiration of this Agreement or Orders issued hereunder, SUBCONTRACTOR shall return all Facilities in as good condition as when received, except for reasonable wear and tear and except for items lost, damaged or destroyed as a result of causes for which SUBCONTRACTOR has not assumed the risk under the first sentence of this Paragraph. All removable furniture, equipment, and improvements placed on the Facilities at the expense of SUBCONTRACTOR shall be the property of SUBCONTRACTOR and shall be removed by SUBCONTRACTOR at its expense by the date of termination or expiration of this Agreement. If SUBCONTRACTOR shall not remove all effects from the Facilities as above agreed, the Contractor shall remove and store the same, and SUBCONTRACTOR will pay Contractor at demand any and all reasonable out-of-pocket expenses incurred in the removal and storage of said effects for any length of time during which the same shall be in Contractor's possession; and Contractor may at its option without notice sell the effects of the same for such price as Contractor deems best and apply the proceeds of the sale upon any amounts due under the Agreement, including the expenses for the removal and sale, and the balance, if any, shall be paid to the SUBCONTRACTOR. Any reasonable out-of-pocket costs of removal and storage in excess of proceeds of such sale shall be paid by SUBCONTRACTOR. Contractor shall not be liable for any loss or damage resulting from removal, storage or sale of the effects as set forth herein.

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                          BASIC ORDER AGREEMENT 04T002

      B.    When  there  is any  loss or  destruction  of,  or  damage  to,  the
            Facilities:

            1. SUBCONTRACTOR shall promptly notify Contractor and shall take all reasonable steps to protect the Facilities from further damage, separate the damaged and undamaged Facilities, put all the Facilities in the best possible order, and promptly furnish to Contractor, and in any event within 15 days, a statement of:

                  a)    the Facilities lost or damaged;

                  b)    the time and origin of the loss or damage;

                  c) all known interests in commingled property of which the Facilities are a part; and

                  d) any insurance covering any part of or interest in such commingled property.

            2. SUBCONTRACTOR shall make such repairs, replacement and renovation at its own expense of the lost, destroyed or damaged Facilities for which it has assumed the risk as required to restore them to as good condition as when received.

            3. Even when the SUBCONTRACTOR has not assumed the risk of loss of Facilities under ss. XVII.A above, the Contractor or the Army shall not be required to replace or repair lost, damaged, or destroyed Facilities at the Contractor's or the Army's expense; provided, however, that if the Contractor chooses, in its sole discretion, to replace or repair such lost, damaged or destroyed Facilities, (i) the Contractor shall replace and/or repair such Facilities to as good a condition as delivered to SUBCONTRACTOR, (ii) SUBCONTRACTOR's use will be interrupted for such reasonable times as are necessary for

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                          BASIC ORDER AGREEMENT 04T002

                  such activity and (iii) SUBCONTRACTOR shall be entitled to a pro-rata adjustment in the Fixed Service Fee from the Contractor, otherwise required in Orders issued under this Agreement during the period of repairs. If the Facilities are so severely damaged or destroyed by causes for which the SUBCONTRACTOR has not assumed the risk of loss, damage or destruction under ss. XVII.A. above that the Permitted Use is no longer possible, SUBCONTRACTOR shall have the right to terminate this Agreement in whole or in part, effective on the date of damage or destruction of the Facilities. Contractor and SUBCONTRACTOR shall negotiate a mutually agreeable pro-rata adjustment in the Fixed Service Fee, if the termination is partial.

XVIII. Permits and Licenses; Compliance with Law

      A. SUBCONTRACTOR, at its own cost, shall procure all permits and licenses required under safety and environmental requirements and standards, whether statutory or regulatory, applicable to SUBCONTRACTOR'S operation at the Facilities. If an existing permit must be modified, SUBCONTRACTOR shall obtain the modification and pay all costs. Upon request of SUBCONTRACTOR accomplished by its submission of completed Form ENG-43, SUBCONTRACTOR Work Request, to Contractor, the Contractor shall join in any applications for any permits or licenses required to be obtained by SUBCONTRACTOR, and shall otherwise cooperate with SUBCONTRACTOR in connection therewith.

      B. All permit applications and submissions shall be made in accordance with law and regulation. Contractor shall be notified in writing thirty (30) days prior to any permit application being filed by SUBCONTRACTOR, and SUBCONTRACTOR shall provide copies of all permit applications as filed to Contractor. SUBCONTRACTOR shall provide Contractor with copies of all permits obtained upon receipt.

      C. Both parties hereto shall comply with all applicable laws, regulations and ordinances that apply to their respective responsibilities under this Agreement and shall indemnify and hold the other party harmless from loss, liability, cost, expense, fines and penalties resulting from their failure to comply in the execution of their respective responsibilities under this Agreement. If SUBCONTRACTOR is required to accept any costs associated with structural modifications or repairs to real property on account of the foregoing, Contractor agrees to apply the Sponsorship provisions of ss. XXIV herein.

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                          BASIC ORDER AGREEMENT 04T002

XIX.  Maintenance and Utilization

      A. Except as otherwise provided in Paragraph B below, the SUBCONTRACTOR shall be responsible for all cost of proper maintenance and repair of the Facilities in accordance with the terms of Orders issued hereunder. The SUBCONTRACTOR's obligation under this clause shall continue until this Agreement expires or is terminated in accordance with the terms and conditions herein and the Facilities have been returned to Contractor in accordance with this Agreement. The removal of Army property to storage or its contemplated transfer does not relieve the SUBCONTRACTOR from this responsibility.

      B. The Contractor is responsible for the maintenance and repair of the building and systems in accordance with the terms of Orders issued hereunder.

      C. The SUBCONTRACTOR has the responsibility for the proper maintenance and repair of equipment and Army and/or Contractor-owned personal property, if any, provided under Orders issued hereunder. The SUBCONTRACTOR may use the services of Contractor in accordance with other provisions of this Agreement.

XX.   Termination

      A. If the Army terminates its Contract with the Contractor pursuant to the terms thereof for any reason other than for the default of the Contractor, and the Army or any other successor facility use contractor does not assume responsibility for this Agreement, the Contractor may terminate this Agreement and/or Orders issued thereto without liability of any kind, except, if the Contractor so terminates this Agreement, Contractor shall at its sole discretion either (a) seek an equitable adjustment with the Army in accordance with FAR Part 31 and FAR Part 49 on behalf of and in cooperation

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                          BASIC ORDER AGREEMENT 04T002

            with the SUBCONTRACTOR to the extent the costs associated with the termination are recognized by the Army, or (b) in lieu of (a) above, offer to enter into a fair and reasonable Sponsorship Agreement with SUBCONTRACTOR pursuant to ss. XXIV of this Agreement that would, if accepted, allow SUBCONTRACTOR to seek an equitable adjustment from the Army under Contractor's sponsorship. Upon receipt of payment from the Army of any equitable adjustment duly owed to SUBCONTRACTOR, Contractor will promptly remit to SUBCONTRACTOR its portion of such adjustment. This provision shall not prevent or diminish any other rights or remedies the SUBCONTRACTOR may have to settle claims it might have with the Army caused by a termination of the Agreement under this clause. If Contractor elects to terminate this Agreement under this ss. XX, it is understood that all of the terms and conditions of this ss. XX and the terms and conditions of ss. XXIV shall remain in full force and effect with regard to such Sponsored Claim, notwithstanding such termination.

      B. If the Army terminates its Contract with the Contractor due to the default of the Contractor, the SUBCONTRACTOR shall reserve the right to seek recovery against the Army pursuant to the Army's agreement expressed in the Army letter dated June 23, 2004 attached hereto and incorporated herein as part of Exhibit A. The SUBCONTRACTOR's exclusive remedy for such termination shall be to pursue it rights against the Army pursuant to such letter. Contractor does not have any express or implied obligations or liabilities in the event the Contract is terminated for default by the Army, including but not limited to termination due to Contractor's fault or negligence.

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                          BASIC ORDER AGREEMENT 04T002

      C. In the event (a) any amount due under this Agreement is not paid within ten (10) days after Contractor shall have given SUBCONTRACTOR notice that same is due and unpaid, and SUBCONTRACTOR shall fail to pay such amount within ten (10) days after Contractor sends a second written notice that the same is due and unpaid (which second notice may not be given until the expiration of the first ten-day period), or (b) SUBCONTRACTOR shall have been debarred from contracting with the Government or shall have failed to cure a default in the performance of any term, condition or covenant of this Agreement (other than the payment of a sum of money) within thirty (30) days after written notice thereof from Contractor, or if such default cannot reasonably be completely cured in such time, if SUBCONTRACTOR shall not promptly commence the cure of such default within said thirty (30) days and shall not have diligently prosecuted the same, Contractor, besides any other rights or remedies it may have by law or otherwise, shall have the immediate right of entry and may remove all persons and property from the Facilities. Such property may be removed and stored at the cost of and for the account of the SUBCONTRACTOR. Contractor shall also have the immediate right to terminate all demand services. Should SUBCONTRACTOR elect to re-enter, or should Contractor take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Contractor may either terminate this Agreement without liability of any kind to SUBCONTRACTOR, or may, from time to time, without terminating this Agreement, re-let said Facilities or any part thereof for such term or terms (which may be for a term extending beyond the term of this Agreement) and at such rates and upon such other terms and conditions as Contractor in the exercise of Contractor's sole but reasonable discretion may deem advisable with the right to make alterations and repairs to said Facilities. Upon each such re-letting, SUBCONTRACTOR shall be liable to pay to Contractor, in addition to any indebtedness other than the Fixed

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                          BASIC ORDER AGREEMENT 04T002

            Service Fee identified in Orders issued hereunder, the reasonable cost and expense of such re-letting and of such alterations and repairs actually incurred by Contractor and deemed reasonably necessary by Contractor to effect such re-letting, and the amount, if any, by which the Fixed Service Fee reserved in this Agreement for the period of such re-letting (up to but not beyond the term of this Agreement) exceeds the amount agreed to be paid as the Fixed Service Fee for the Facilities for such period of such re-letting. Such deficiency shall become due and payable monthly, as it is determined, on the first (1st) day of each month in the remaining term of this Agreement, through such re-letting. Contractor shall use commercially reasonable efforts to re-let the Facilities.

XXI.  Exclusion of Facilities Cost in Other Contracts

      The SUBCONTRACTOR agrees that it will not include, in the cost or price of any goods produced or services performed under government prime contracts or subcontracts using these Facilities, any provision, allowance or charge
      (1) for the cost (other than the costs borne by the SUBCONTRACTOR) of acquisition of the Facilities provided by Orders issued hereunder, or (2) for the amortization or depreciation of Army Facilities provided by Orders issued hereunder.

XXII. Real Property

      A. Any new construction or permanent alterations to existing structures, including additions or deletions of any fixtures, which SUBCONTRACTOR is permitted by Contractor to undertake, must be recorded in the real property records by the Contractor. SUBCONTRACTOR agrees to provide as-built drawings and all other documentation required to be submitted because of such construction, alterations, additions or deletions under the terms of the Contract.

      B. For any changes or alterations made to the Facilities hereunder after the effective date of this Agreement, the Contractor shall have the option of causing any building alterations or new construction not specifically approved by the Contractor to either be removed and the building restored to its prior condition or to accept such alterations and new construction abandoned in place and such alterations and new construction shall become the property of the Contractor and/or the Army.

                          BASIC ORDER AGREEMENT 04T002

XXIII.   Contract Clauses

      FAR 52.203-7 (July 1995) ANTI-KICKBACK PROCEDURES is incorporated herein by reference except for subparagraph (c)(1).

      The following provisions of the FAR are incorporated herein by reference, with appropriate changes made to identify the Contractor instead of the government and the SUBCONTRACTOR instead of the Contractor or Prime Contractor with the exception of #6 (the government shall have the right to audit):

      1.    DEFINITIONS                                 FAR 52.202-1 (Dec 2001)

      2.    GRATUITIES                                  FAR 52.203-3 (Apr 1984)

      3.    COVENANT AGAINST CONTINGENT FEES            FAR 52.203-5 (Apr 1984)

      4.    SECURITY  REQUIREMENTS                      FAR 52.204-2 (Aug 1996)
            (excluding paragraph(c))

      5.    DEFENSE PRIORITY AND                        FAR 52.211-15 (Sep 1990)
            ALLOCATION REQUIREMENTS

      6.    AUDIT AND RECORDS- NEGOTIATION -            FAR 52.215-2  (Jun 1999)
            ALTERNATE I  (Jan 1997)

      7.    ORDER OF PRECEDENCE                         FAR 52.215-8 (Oct 1997)

      8.    CONVICT LABOR                               FAR 52.222-3 (Jun 2003)

      9.    CONTRACT WORK HOURS AND                     FAR 52.222-4 (Sep 2000)
            SAFETY STANDARDS ACT -
            OVERTIME COMPENSATION

      10.   EQUAL OPPORTUNITY.                          FAR 52.222-26 (Apr 2002)

      11.   EQUAL OPPORTUNITY FOR SPECIAL               FAR 52.222-35 (Dec 2001)

                         BASIC ORDER AGREEMENT 04T002

            DISABLED VETERANS, VETERANS OF
            THE VIETNAM ERA, AND OTHER
            ELIGIBLE VETERANS

      12.   AFFIRMATIVE ACTION FOR WORKERS              FAR 52.222-36 (Jun 1998)
            WITH DISABILITIES

      13.   DRUG-FREE WORK FORCE                        DFAR 252.223-7004
                                                        (Sep 1988)

      14.   ASSIGNMENT OF CLAIMS                        FAR 52.232-23 (Jan 1986)

      15.   AUTHORIZED DEVIATIONS IN CLAUSES            FAR 52.252-6 (Apr 1984)

XXIV. Disputes and Governing Law

      A. Any claim, controversy or dispute arising under this Agreement or as a result of any breach thereof or in any other manner related hereto, whether before or after termination, shall upon demand of either party be finally resolved by binding arbitration in proceedings conducted by a single arbitrator under the Commercial Arbitration Rules of the American Arbitration Association ("AAA") in New Orleans, Louisiana, or such other locale as the parties may agree at the time. The arbitrator shall be an attorney with at least ten years experience with federal government contract claims. If both parties so request in their initial demand for arbitration or in its initial response thereto, the parties shall first seek in good faith to resolve the dispute by means of non-binding mediation under the AAA's Commercial Mediation Rules, before resolving the matter by binding arbitration.

      B. This Agreement shall be governed and interpreted under federal procurement law, as set forth in applicable federal procurement statutes and regulations, as interpreted by the federal courts and boards of contract appeals, where such body of law addresses the issues at hand. Where federal contract law does not address the issues to be resolved, this Agreement shall be governed and interpreted in accordance with the laws of the State of Mississippi, without reference to its conflicts of law rules.

      C. If, under any circumstances, SUBCONTRACTOR seeks a pro rata adjustment from Contractor or an equitable adjustment from the Army via the Sponsorship provisions set forth below, for any claims related to this Agreement and/or the Facilities provided hereunder, Contractor shall, at its sole discretion either: (a) negotiate an adjustment with the SUBCONTRACTOR; or (b) if liability for SUBCONTRACTOR'S damages reasonably lies with the Army, Contractor shall offer to negotiate with SUBCONTRACTOR a fair and reasonable Sponsorship Agreement that would, if accepted, allow SUBCONTRACTOR to (i) seek an equitable adjustment from the Army under Contractor's sponsorship, (ii) appeal any Contracting Officer's final decision under Contractor's sponsorship, and/or (iii) appeal under Contractor's sponsorship any subsequent adverse judgment rendered by a Board of Contract Appeals or federal court until all appeals have been exhausted. Claims made or defended under a Sponsorship Agreement are herein referred to as "Sponsored Claims" and will be at SUBCONTRACTOR'S expense and risk, with legal counsel chosen by SUBCONTRACTOR, with such counsel to be approved by Contractor. Approval of such counsel by Contractor shall not be unreasonably delayed or withheld. Notwithstanding any other provision in this Agreement, any finding of fact or conclusion of law set forth in a final decision of the Contracting Officer under the Contract, and any final and non-appealable decision of a federal court or board of

                         BASIC ORDER AGREEMENT 04T002

            contract appeals, that is binding upon the Contractor and related to this Agreement shall also be binding on both Contractor and SUBCONTRACTOR for purposes of this Agreement, subject to
            SUBCONTRACTOR'S rights under any Sponsorship Agreement. If Contractor makes an offer to enter Sponsorship Agreement and SUBCONTRACTOR accepts it, the parties shall seek, in good faith, to negotiate a mutually acceptable Sponsorship Agreement that complies with the terms set forth above, and if they cannot agree, their disagreement shall constitute a dispute to be resolved under Paragraph A of this Article, except that non-binding mediation shall be undertaken if both parties request at the time of the initial demand for arbitration. In order to resolve such a dispute, each party shall prepare an Impasse Version of the Sponsorship Agreement within 5 business days following the demand for arbitration, and the arbitrator shall select the Impasse Version that appears in his or her judgment and experience the most fair and reasonable, without making any changes therein except for those necessary to reflect the requirements set forth in this Paragraph C and the parties shall promptly execute and implement the Impasse Version selected by the arbitrator. The arbitrator shall use AAA's Expedited Procedures for any such arbitration and shall rule solely upon the written submissions of the parties. This Impasse Version/arbitration procedure set forth above shall apply whenever the parties are required to negotiate a Sponsorship Agreement in good faith under the terms of this Agreement.

      C. The terms "final decision", "appeal" and "judgment", as used in this Article of the Agreement, have the meaning given them in the Contract Disputes Act of 1978, 41 U.S.C. ss.ss.601-613, as amended. The SUBCONTRACTOR shall indemnify and hold Contractor harmless without limit from any and all liability of any kind incurred by or imputed to SUBCONTRACTOR under 41 U.S.C. ss. 604, "Fraudulent Claims," if SUBCONTRACTOR is unable to support any part of the Sponsored Claim and it is determined by a final and non-appealable judgment that such inability is attributable to fraud or misrepresentation of fact, provided that Contractor offers to negotiate in good faith a Sponsorship Agreement under which SUBCONTRACTOR would be tendered the right to defend and appeal the fraud allegation.

                         BASIC ORDER AGREEMENT 04T002

XXV.  Term

      A. The term of this Agreement is for five (5) years (the "Term"), to commence on the Commencement Date as defined in Order 001 and to expire on the last day of the month in which occurs the fifth (5th) anniversary of the Commencement Date, subject, however, to extensions described in Paragraph B below.

      B. SUBCONTRACTOR shall have the right and option to extend the Term from the date upon which it would otherwise expire for two (2) separate consecutive renewal periods of five (5) years each (each such period being hereinafter called a "Renewal Period") upon the same terms and conditions as are herein set forth except that the Fixed Service Fee for each Renewal Period shall be determined in accordance with this Paragraph. If SUBCONTRACTOR elects to exercise any one or more of said options to renew, it shall do so by giving notice of such election to Contractor on or before the date that is twelve (12) months before the beginning of the Renewal Period for which the Term is to be renewed by the exercise of such option. If SUBCONTRACTOR elects to exercise any one or more of said options to renew, the Term shall be automatically extended for the Renewal Period(s) covered by the option or options so exercised. The Fixed Service Fee for the Renewal Period shall be determined as follows: ninety (90) days before the expiration of the then-current Term, Contractor and SUBCONTRACTOR shall commence negotiations in good faith to attempt to agree upon the Fixed Service Fee. If Contractor and SUBCONTRACTOR cannot reach agreement by sixty (60) days before the expiration of the then-current Term, Contractor and SUBCONTRACTOR shall, no later than thirty (30) days before the expiration of the then-current Term, designate a reputable, qualified, independent attorney with at least ten (10) years experience in government contracts, familiar with Fixed Service Fees then being charged in the MSAAP and the rentals then being charged in comparable buildings in the vicinity of the MSAAP (the "Arbitrator"). AAA (single) binding arbitration rules shall be invoked should the parties disagree with respect to the designated Arbitrator. Within ten (10) days after such appointment, Contractor

                         BASIC ORDER AGREEMENT 04T002

            and SUBCONTRACTOR shall each submit a letter to the Arbitrator, setting forth each of the respective parties' proposed Fixed Service Fee for the Renewal Period in question and the rationale used in determining it (respectively, "Contractor Letter" and "SUBCONTRACTOR'S Letter"). If the proposals set for the Contractor's Letter and Subcontractor's Letter differ by less than $50,000.00 per annum, then the Fixed Service Fee shall be the average of the proposals set forth in Contractor's Letter and SUBCONTRACTOR'S Letter. If the estimates set forth in Contractor's Letter and SUBCONTRACTOR'S Letter differ by $50,000.00 per annum or more, the Arbitrator shall conduct such investigations and hearings as he or she may deem appropriate and shall, within thirty (30) days after the date of his or her appointment, choose either the proposal set forth in Contractor's Letter or the estimate set forth in SUBCONTRACTOR'S Letter to be the Fixed Service Fee and such choice shall be binding upon Contractor and SUBCONTRACTOR. Notwithstanding anything in the foregoing to the contrary, the Arbitrator shall chose a Fixed Service Fee that at a minimum allows the Contractor to recoup reasonable anticipated costs and reasonable anticipated profit. The fees and expenses of the Arbitrator shall be shared equally by the Contractor and the SUBCONTRACTOR.

      C. In the Contract modification P00002, the Army authorized Contractor to enter into tenant use agreements not to exceed twenty-five (25) years, notwithstanding the fact that this time period may exceed the term of the Contract, and contractually agreed to require any successor facility use contractor to accept the terms and conditions of subcontracts in place and in accordance with the Army's letter dated June 10, 2004 (attached hereto as part of Exhibit A), the Army has authorized Contractor to enter into a contract up to fifteen
            (15) years with SUBCONTRACTOR. Contractor agrees in its sole discretion to enforce such rights on behalf of SUBCONTRACTOR, if necessary, in accordance with Article XXIV.

                         BASIC ORDER AGREEMENT 04T002

XXVI. Insurance

      A. From and after the Commencement Date or Occupancy Date, whichever is earlier, SUBCONTRACTOR shall maintain the following insurance polices in amounts not less than the following limits (or greater if required by law):

         1.   Worker's Compensation and Employer's Liability.

            a)    State: Statutory

            b)    Applicable Federal: Statutory

            c)    Employer's Liability:
                  $100,000 Each Accident
                  $500,000 Disease, Policy Limit
                  $100,000 Disease, Each Employee

            d)    Including   "Waiver  of  Our  Right  to  Recover  from  Others
                  Endorsement"

      2.    Comprehensive or Commercial General Liability.

            a)    Bodily injury and property  damage
                  $1,000,000  Per Occurrence
                  $5,000,000 General Aggregate

                  (1)   including   coverage   for   explosion,   collapse   and
                        underground property damage

                  (2)   including Contractual Liability (Hold Harmless Coverage)

                  (3)   including Fire Damage Liability

            b) including Additional Insured Endorsement designating Mason Technologies Inc.

      3.    Business Automobile Liability.

            The policy shall provide coverage for all owned, hired and non-owned automobiles used in connection with performing work under this Agreement.

                         BASIC ORDER AGREEMENT 04T002


                        a)    Bodily Injury
                              $200,000 Per Person
                              $500,000 Per Occurrence

                        b)    Property Damage
                              $20,000 Per Occurrence

                        c)    or Combined  Single Limit of
                              $520,000

            4.    Property Insurance.

                  All risks of direct physical loss to the Facilities on replacement cost valuation basis.

      B. At all times during performance, the SUBCONTRACTOR shall maintain with the Contractor a current certificate of insurance showing the insurance required by Paragraph A above and providing for thirty
            (30) days written notice to the Contractor by the insurance company prior to any cancellation or material change in policy coverage. SUBCONTRACTOR'S failure to maintain a current certificate of insurance, or any of the insurance policies certified therein, is considered a breach of a material provision of this Agreement. Each policy of insurance identified above shall name Contractor as an Additional Insured, and SUBCONTRACTOR shall waive its rights of subrogation against Contractor.

XXVII. Toxic and Hazardous Materials

      The SUBCONTRACTOR and its contractors shall prohibit the storage and disposal of non-defense toxic and hazardous materials on the Facilities for non-DOD production unless otherwise exempted by the Secretary of the Army pursuant to 10 USC ss. 2692. Toxic or hazardous materials, regardless of ownership, brought onto the Facilities that will be consumed or incorporated into products within a reasonable time frame, and removed from the Facilities upon completion of the manufacturing process, are not considered to have been "stored" for purposes of the above cited statue. The SUBCONTRACTOR and its contractors shall dispose of excess hazardous and toxic material or waste generated by the SUBCONTRACTOR or its contractors on the Facilities in accordance with applicable environmental laws and regulations, but in no event shall storage of such materials or waste be permitted after expiration or termination of this Agreement without written approval by the Contractor. Notwithstanding anything in the foregoing to the contrary, SUBCONTRACTOR shall be permitted to use limited quantities of hazardous material at the Facilities as described and approved in the Permitted Use.

                         BASIC ORDER AGREEMENT 04T002

XXVIII. Pre-Existing Conditions

      The Army has, in the Contract modification P00002, retained the risk, liability, responsibility and obligation to pay for and remedy any and all pre-existing conditions at MSAAP including, but not limited to, violation, remediation, corrective actions and closure and post-closure obligations under State and Federal environmental statutes and regulations. If the Army should decline to comply with the said provision, and SUBCONTRACTOR is harmed thereby, Contractor agrees to negotiate in good faith a Sponsorship Agreement so that SUBCONTRACTOR may seek (as a Sponsored Claim) to enforce said provision, at SUBCONTRACTOR'S risk, cost and expense.

XXIX. Miscellaneous

      A. Waiver/Amendment. No waiver, alteration, modification or amendment of this Agreement shall be valid unless in writing and signed by both parties. No failure on the part of either party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further thereof or the exercise of any other right under this Agreement.

      B. Entire Agreement. This Agreement and the attached Orders constitute the entire agreement of the parties with respect to the right to use the Facilities and supersedes all prior agreements and undertakings, both written and oral, between or among the parties hereto.

                         BASIC ORDER AGREEMENT 04T002

      C. Relationship of Parties. In all matters relating to this Agreement, both parties will be solely responsible for the acts of their employees, officers, directors, agents and contractors. Employees, agents or contractors of one party shall not be considered employees, agents or contractors of the other party. Neither party shall have the right, power or authority to create any obligation, express or implied, on behalf of the other party. The SUBCONTRACTOR agrees to represent all business activities in its own name and in no way represent the SUBCONTRACTOR'S company or its employees as representatives or agents of the Contractor.

      D. Severability. In the event that any provision of this Agreement shall be found to be void or unenforceable, such findings shall not be construed to render the other provisions of this Agreement either void or unenforceable, and all other provisions shall remain in full force and effect unless the provisions which are invalid or unenforceable shall substantially affect the rights or obligations granted to or undertaken by either party.

      E. Reopener. This Agreement may be reopened, at the request of either party, on each annual anniversary date for renegotiation or addition of terms and conditions to be accomplished by mutual written agreement; provided, however, that this provision does not create an obligation on the part of either party to accept any proposed amended or additional terms and conditions.

      F. Publicity. The SUBCONTRACTOR agrees that the Contractor may use the name and/or logo of SUBCONTRACTOR in order to publicize the SUBCONTRACTOR'S presence at MSAAP, provided, in each case, the Contractor obtains the SUBCONTRACTOR'S prior written consent for such use. Contractor hereby agrees to indemnify and hold SUBCONTRACTOR harmless from all loss, cost, damage and expense including, without limitation, reasonable attorneys' fees, arising out of Contractor's violation of this Paragraph E. This Paragraph E shall survive the expiration or sooner termination of the Term.

                         BASIC ORDER AGREEMENT 04T002

      G. If (i) SUBCONTRACTOR has notified Contractor of its failure to perform an obligation hereunder, (ii) after receipt of such notice, Contractor fails promptly to commence and diligently to proceed to cure such default, and (iii) Contractor remains in default in the performance of such obligation for a period of thirty (30) days after the date of SUBCONTRACTOR'S notice (or after such shorter period as may be appropriate under the circumstances), and (iv) Contractor is not then (at the expiration of such 30-day or other appropriate period) in the process of proceeding diligently to cure such default, then SUBCONTRACTOR may cure such default and Contractor shall pay to SUBCONTRACTOR within thirty (30) days after demand the reasonable cost paid by SUBCONTRACTOR.

      H. Liquidated Damages. SUBCONTRACTOR shall pay to Contractor, as liquidated damages, 150% of the applicable Fixed Service Fee as defined in Orders issued hereunder that applies for all the time SUBCONTRACTOR shall retain possession of the premises or any part thereof after the termination of this Agreement, whether by lapse of time or otherwise; but the provisions of this clause shall not operate as a waiver by Contractor of any right of re-entry hereinabove provided; nor shall any waiver by Contractor or its right to terminate this Agreement for breach of covenants affect its right to terminate this Agreement for any later breach of the same or another covenant.

      I. Force Majeure. Each party agrees that the other party shall not be responsible for any delay or failure in completion or performance of any of its obligations hereunder due to fire, flood, natural catastrophe or any other occurrence commonly known as force majeure, including war, riots, embargoes, strikes, or other concerted acts of workers, casualties or accidents, acts of the government in either its sovereign or contractual capacity, acts of God or any other causes or circumstances beyond the control and without the fault or negligence of the other party. Scheduled completion dates shall be revised as mutually agreed if a delay or failure to perform arises from any such cause. The parties further agree that, anything contained in this Agreement to the contrary notwithstanding, incidental and consequential damages, if any, are not recoverable from either party.

                         BASIC ORDER AGREEMENT 04T002

      J. Army Consent; Equitable Adjustments. In any case where the rights conferred upon SUBCONTRACTOR require the consent or approval of the Army pursuant to the terms of the Contract, (a) Contractor hereby agrees to diligently pursue such consent or approval and to reasonably cooperate with, and assist, SUBCONTRACTOR in obtaining same and (b) if the Army consents or approves any request of SUBCONTRACTOR, Contractor shall have no rights to disapprove or deny consent to such request. Notwithstanding anything in this Agreement to contrary, in the event that the Contractor appears to be entitled to an equitable adjustment under the terms of the Contract as a result of Army actions that impede or delay or increase the cost of SUBCONTRACTOR'S use of or work at the Facilities, the SUBCONTRACTOR shall have a similar right to an equitable adjustment, but shall enforce it exclusively through means of a Sponsored Claim. The Contractor and SUBCONTRACTOR will at SUBCONTRACTOR'S request negotiate a Sponsorship Agreement under which SUBCONTRACTOR may seek the equitable adjustment as a Sponsored Claim.

      K. Administrative Offices. Notwithstanding anything in this Agreement to the contrary, Contractor and SUBCONTRACTOR agree that SUBCONTRACTOR shall have the right to occupy office space at the Facilities (the "Occupancy Date") prior to the Commencement Date upon terms and conditions to be mutually agreed upon and described in Orders issued hereunder.

      L. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto. Facsimile signatures on this Agreement and any of the agreements and documents executed in connection herewith shall be deemed original signatures for all purposes.

                         BASIC ORDER AGREEMENT 04T002

     IN WITNESS WHEREOF, the undersigned have executed this Agreement by their duly authorized officers this 14th day of July, 2004.


CONTRACTOR:                                           SUBCONTRACTOR:
MASON TECHNOLOGIES INC.                               IONATRON INC.


BY:                                  BY:
   -----------------------               -----------------------
   Kim R. Spiers                         Thomas C. Dearmin
   Vice-President & General Manager      President & Chief Executive Officer
   Authorized Representative             Authorized Representative


DATE:                              DATE:
     -----------------------             -----------------------

BASIC AGREEMENT NO. 04T002

IONATRON

EXHIBIT A - PERMITTED USE

The following documents, attached hereto as EXHIBIT A, constitute the SUBCONTRACTOR's permitted use of the Facilities as defined in the Agreement

Letter dated April 28, 2004 from MTI to the Army

         SUBJECT: Conceptual Approval -- Ionatron Building 9101

Letter dated May 10, 2004 from the Army to MTI

         SUBJECT: Conceptual Approval -- Ionatron Building 9101

E-Mail dated May 17, 2004 from MTI to the Army

         SUBJECT: Ionatron Conceptual Approval

Letter dated June 10, 2004 from the Army to MTI

         SUBJECT: Conceptual Approval -- Ionatron Building 9101

Letter dated June 18, 2004 from MTI to the Army

         SUBJECT: Request for Information for IONATRON Tenant Use Contract

Letter dated June 23, 2004 from the Army to MTI

         SUBJECT: Ionatron/Mason Technologies Incorporated (MTI), Facility-Use
                  Agreements, DAAA09-92-E-0007

                             Mason Technologies Inc.
                                 Day & Zimmerman
               Building 9100, Stennis Space Center, MS 39529-7099
                                 (228) 689-8000

April 28, 2004                                      IN ANSWER REPLY TO: 04-04-09

THRU:                Administrative Contracting Officer
                     Contract No. DAAA09-92-E-0008
                     Mississippi Army Ammunition Plant
                     Stennis Space Center, MS 39529-7099

ATTENTION:           SJMMS-CR

TO:                  DEPARTMENT OF THE ARMY
                     U.S. Army Joint Munitions Command
                     1 Rock Island Arsenal
                     Rock Island, IL 61299-6000

ATTENTION:           Mr. Doug Borgeson

SUBJECT:             Conceptual Approval -- Ionatron
                     Building 9101

Dear Sir:

Attached please find a conceptual proposal submitted for your approval regarding Ionatron's use of Building 9101 to assemble the Directed Energy Weapon System. The prospect has requested use of the center of Building 9101, which is 117,318 square feet in size.

As such, we hereby request:

o Authorization to execute up to a twenty five (25) year tenant use contract;

o     Relief of liability from Acts of God in accordance with FAR 52.245-8; and

o Recognition that in the event governmental requirements are implemented which impact or affect the plans of Clause A-2 of Contract DAAA09-92-E-0007 as they are flowed down to the above, Ionatron may seek equitable adjustment from the government through the facility use contractor.

o Recognition of Ionatron as third-party beneficiary to clause H-1 of the Facility Use Contract in relation to pre-existing conditions at MSAAP.

If further information is required, please contact Wayne Gouguet at (228) 689-8170 or wgouguet@msaap.com.

Sincerely,

MASON TECHNOLOGIES INC.

/s/ Kim R. Spiers
Kim R. Spiers

Vice-President & General Manager

Attachment

                                    IONATRON
                                  BUILDING 9101
                    REQUEST FOR USE OF FACILITIES/ARMS FUNDS
                               MANDATORY CHECKLIST
                                 MISSISSIPPI AAP

1.    LOCATION DESCRIPTION 117,318 square feet, Building 9101

2.    DESCRIPTION OF PROPOSED USE:

      Ionatron Inc. is a publicly traded development stage company that has developed and tested a proprietary new Directed Energy Weapon technology, which, in a non-lethal mode, can direct electrical discharges through the atmosphere to disable vehicles, such as cars, trucks or boats, without banning the vehicles' occupants. These discharges can also shut down electronic and communications equipment. When fully developed, this technology will also have the capability of stunning personnel, in a manner similar to a common TASER(R) -- but in a wireless manner and over much longer distances. Ionatron has already commenced the production of a limited number of prototypes for customer evaluation and testing within the customers' specific environments and missions. Ionatron believes its technology is superior to many of the other Directed Energy technologies in development, due to its low average power requirements and potential compact size. Ionatron's technology is also multifunctional in capability, with various military, homeland defense and law enforcement applications. Ionatron has recently secured several US Government contracts and had its technology funded as a line item in the 2004 DOD Defense Budget. Ionatron expects to use the cash from the merger to accelerate its technology development and prototyping activities. Ionatron currently has approximately $20M in backlogged projects and expects this to grow to $80M in 2005.

      Ionatron is interested in leasing, initially, 117,318 sq. feet in the center of Building 9101 due north of the existing office areas to assemble the directed energy weapon system. The potential exists for expansion once the development technology enters the production phase.

      Ionatron will perform testing of ultra-short lasers in an indoor test range to be built us part of the new ARMS facility modifications. There will be no emissions or special requirements for this testing other than the laser safety systems which are included with the development of the test facility. Testing will involve High Voltage power supplies and High Voltage discharges, including Ionatron's man-made lightning technology. This will be accomplished within a special indoor test range contained within a Faraday cage to preclude the release of any EMI. Testing of the effects of Ionatron's man-made lightning technology against targets furnished by Ionatron's customers will be performed inside a specially fabricated enclosure to preclude EMI emissions. There will be no testing that causes any generation of hazardous waste or atmospheric emission. The electromagnetic (EMI) emissions from the testing will be contained by a Faraday cage and should not impact any surrounding areas.

                                    IONATRON
                                  BUILDING 9101
                    REQUEST FOR USE OF FACILITIES/ARMS FUNDS
                               MANDATORY CHECKLIST
                                 MISSISSIPPI AAP

3.    LIST OF BUILDINGS/STRUCTURES REQUIRED

      Building 9101

4.    LIST OF GOVERNMENT REQUIRED EQUIPMENT

      Phones and misc. smaller equipment.

5.    ESTIMATED PERIOD OF USE

      Five-year contract with multiple year options up to 25 years.

6.    EMPLOYMENT LEVEL 200 persons within two years

7.    IMPACTS

      EMERGENCY PRODUCTION ASSIGNMENT

      Building 9101 is not an emergency production building.

      CRITICAL SKILL RETENTION

      Tenant will provide  critical  skills in the form of quality  technicians,
      gauge/laboratory    technicians,    production   engineers,    machinists,
      accountants/personnel management and data processing technicians.

      INFRASTRUCTURE

      Tenant would provide no support to other tenants.

      PROJECT

      Not Applicable

      CONSIDERATION/REVENUE

      Estimated, $700,000 annually (negotiations continue, consideration will be directly related to ARMS expenditure); see attachment

      NTV'S

      Tenant is requesting no NTV's

                                    IONATRON
                                  BUILDING 9101
                    REQUEST FOR USE OF FACILITIES/ARMS FUNDS
                               MANDATORY CHECKLIST
                                 MISSISSIPPI AAP

      CULTURAL RESOURCES

      No structures on the installation are of any cultural significance. MSAAP has on file a letter from the SHPO stating no structures on the installation are of any cultural significance. No cultural resources will be affected by this activity

      OTHER EXISTING TENANTS

         Activity should have no affect on other tenants in adjacent areas.

8.    REQUESTED ARMS INCENTIVES

      ARMS funding valued at approximately $4.5 million is anticipated at this time to be required to modify the area. In general terms, modifications include but are not limited to (see attachment):

      o     Air    conditioning    of    approximately    52,570   sq.   ft   of
            manufacturing/assembly space which will include construction of walls and installation of a dropped ceiling.

      o Necessary utility distributions to include electrical hot water, compressed air.

      o Complete clean up of area to include removal of excess utility systems.

      o     Refurbishment of floors to include filling of pits and trenches.

      o Removal of unnecessary abandoned production equipment and support structures.

9.    ENVIRONMENTAL CRITERIA

      a.    Is the activity/process DoD or Non-DoD related?  Explain. (10 U.S.C.
            2692) Non-DOD, DOD and other federal agencies

b.    Hazardous Waste Generation

      1. Will the activity/process require the use of hazardous materials (DoD or Non-DoD)? Yes, non-DOD Federal Agency

            What  type?  Limited  quantities  of  hazardous  materials  will  be
            introduced   related  to  operation  and   maintenance   activities.
            (Solvents, paints, pesticides, fuel, lubricating oils, engine coolants, welding gases, etc)

            Quantities?  Projected  storage?  (40 CFR 260-272,  10 U.S.C.  2692)
            Isopropyl alcohol-<20 gallons, solvent based paints-<50 gallons, welding gear-<10 cylinders

                                    IONATRON
                                  BUILDING 9101
                    REQUEST FOR USE OF FACILITIES/ARMS FUNDS
                               MANDATORY CHECKLIST
                                 MISSISSIPPI AAP

      2. If Non-DoD use, in accordance with 10 U.S.C. 2692 (b-8) (Section 2843-Exception to the prohibition on the storage and disposal of non-defense toxic and hazardous materials), has approval been obtained from the Secretary of the Army? No, materials used will be in small quantities and will be consumed.

            If approval from the Secretary of the Army has not been granted, an exception must be obtained for storage and disposal of non-defense toxic and hazardous materials on military installations. Will the materials brought onto the installation be consumed or incorporated into an approved process? (10 U.S.C. 2692) Yes, will be consumed.

      3. Will the activity/process generate hazardous waste? If any hazardous waste is generated it would probably be as a result of listed pent solvents removed from a parts washer.

            If yes, what type/waste stream? Isopropyl alcohol (spent solvent) Quantity? Minimal - <10 gallons/month

            Specific EPA waste codes? D001

            What is the projected rate of Generation per month? (44) CFR 2.6.34)

            Total hazardous waste generation will be <220 lb/mo CESQG -

            Projected generation -- less than 120 gallons annually

      4. Will the projected rate of generation of hazardous waste cause or could it cause the storage of this waste to exceed the accumulation timeframe for on-site storage allowed by 40 CFR 262? Explain. No.

      5. What will the method be for proper disposal of hazardous waste? Explain in detail All waste hazardous, non-hazardous, and universal will be disposed of in accordance with state and federal regulations at an appropriate facility.

            Does the facility contractor contemplate using any of the permitted hazardous waste Treatment, Storage, Disposal Facilities (TSDF) owned by the Army? Explain in detail. No.

            If the hazardous waste is to be disposed of off-site, please provide the name of permitted TSDF and their EPA identification number(s). (40 CFR 262.12, 264) Because of the minimal volumes of wastes involved, Ionatron will use a local waste broker.

                                    IONATRON
                                  BUILDING 9101
                    REQUEST FOR USE OF FACILITIES/ARMS FUNDS
                               MANDATORY CHECKLIST
                                 MISSISSIPPI AAP

      6. Does the activity/process involve bringing hazardous waste on-site for use, treatment, storage, or disposal? Explain in detail. (40 CPR 264,265) No

      7. Will demilitarization by thermal treatment of ammunition be done on-site? Is the material related to DoD ammunition items? No

            What type of material/hazardous waste will be brought on-site? No hazardous waste will be brought on site.

            Is the facility contractor willing to obtain the appropriate hazardous waste TSDF permit for their specific operation(s) if denied the use of any owned permitted TSDF facilities? N/A

            What facilities will be used? N/A

            What will be the duration of use? N/A

            How will the ash/residue from the demilitarization process be handled/disposed of? N/A

            Is a similar demilitarization operation currently being performed at your facility? (40 CFR. 260-265, 10 U.S.C. 2692) N/A

      8. Are proposed activities & processes stipulated in the existing current PCRA permit? No RCRA permit. A new EPA ID Generator ID will be obtained for Ionatron operations.

      9. Will the proposed activities/processes require the use of the on-post sanitary landfill? MSAAP does not have an active landfill.

            How will the disposal of solid waste be handled and by whom? (40 CFR
            258). Solid waste designated for disposal will be disposed of at a commercial offsite landfill.

      10. The facilities use/coordination contractor may be contractually bound to reimburse the Government for fines and penalties paid by the Government due to violation(s) of environmental laws/regulations caused by your operations. Is the facilities use/coordination contractor willing to accept this liability? MTI will abide by the contractual requirements of our Army agreement.

c.    Environmental Baseline Study (EBS)

      1. Has an Environmental Baseline Study (BBS) been performed? Yes. See attached.

d.    Permits:

      1. What type of Federal, State, or Local permits is required for the activity/process? None

      2. Is the proposed activity/process currently identified under an approved/current operation permit? Explain in detail. No

      3. Will the existing permit be used in the event the waste stream is in conjunction with permit restrictions? Explain. (CWA, CAA, RCRA, etc.) No

      4. What are the expected air emissions from projected operations? Will a permit to operate a new stationary source be required? None

            Will the projected activities contribute to an increase in the facility's overall VOC emissions? Explain. (42 U.S.C. 7401-7671) None

      5. Is your facility located in a National Ambient Air Quality Standard (NAAQS) non-attainment area? MSAAP is located in an attainment area.

      6. What arc the expected wastewater effluents? Does the existing permit require modifications? Explain. (40 CFR 122.1) No Domestic sewage goes to the on-site NPDES permitted treatment plant.

      7. Will the facility contractor be willing to obtain their own operating permit for identified operations and designate yourself as the "Operator" of the facility(ies)? Explain. (CWA, CM, RCRA, etc.) MTI will abide by the contract's requirements of our Army agreement.

      8. In the event a Notice of Violation (NOV) is issued to the Government as a result of the facility contractor's operations exceeding any/all permit limitations, will you reimburse the Government for any fines/fees incurred relating to the NOV(s)? MTI will abide by the contractual requirements of our Army agreement.

e.    Ozone Depletion Potential

      1. Will the activity/process require the use of Class 1 Ozone Depleting Substances? Explain. (40 CFR 82) No

                                    IONATRON
                                  BUILDING 9101
                    REQUEST FOR USE OF FACILITIES/ARMS FUNDS
                               MANDATORY CHECKLIST
                                 MISSISSIPPI AAP

f.    National Environmental Policy Act

      1. Is the facility contractor willing to abide by the environmental documentation requirements as stipulated by NEPA in accordance with Army Regulation (AR) 200-2? (42 U.S.C. 4321) Yes.

      2.    Has  the   activity/process   previously   been   conducted  at  the
            installation? Explain. (42 U.S.C. 4321) Yes, assembly activities have occurred at MSAAP.

      3.    Is  there  approved/NEPA   documentation   on-site  that  adequately
            discusses the proposed activity/process? Explain. (42 U.S.C. 4321) Yes, the original EIS addressing the construction of the MSAAP.

      4. Will the activity/process require preparation of an Environmental Assessment (EA)? Environmental Impact Statement (EIS)? Is the projected use adequately covered by a Categorical Exclusion (CX) as identified in AR 200-2? A REC CX will be generated to cover the construction effort.

g.    Environmental Program

      1. Will the facility contractor allow the ACO/COR staff and this Headquarters to review any/all aspects of the subcontractor's operations relating to environmental compliance? Yes

      2. Will the facility contractor be wilting to abide by the requirements as stipulated under SARA Title UI, Community Right-to-Know? (40 CFR 302, 355, 370) Yes

      3. Will the facility contractor be willing to abide by the requirements as stipulated in Executive Order 12856 (Right-to-Know Laws and Pollution Prevention Requirements)? Yes

      4. Will the proposed facility use utilize any current or proposed CERCLA sites/operations? Explain in detail. (40 CFR 355.20) No. There are no CERLA sites located at MSAAP' under the control of JMC.

                          ENVIRONMENTAL BASELINE STUDY

1. PROPOSED ACTION: Ionatron intends on using the center of 9101 to assemble and test proprietary advanced Directed Energy Weapon technology.

                                    IONATRON
                                  BUILDING 9101
                    REQUEST FOR USE OF FACILITIES/ARMS FUNDS
                               MANDATORY CHECKLIST
                                 MISSISSIPPI AAP

2. BASELINE ACTION: A baseline study was conducted for the proposed action cited in paragraph 1 above. The baseline consisted of the following:

      a. A comprehensive record search completed on April 23, 2004 included a review of the following areas:

            MSAAP Environmental Impact Statement, dated January 1976

            EPA Draft RCRA Facility Assessment, dated Sept 1993

            NPDES Permit, dated November 2002

            Phase II Environmental Assessment, Building 9101, dated December 4, 1998

      b. The building under consideration was examined on May 29, 2003 and evaluated for the intended use by the following means:

            1.    Reviewed aerial photos.

            2.    Visually inspection of the specific arcs.

            3.    Personal   experience  as  an   environmental   engineer  from
                  1980-1990

3. SUMMARY: A phase LI Environmental Assessment was conducted in 1998 as a prerequisite to The Boeing Co. locating in building 9101. No major environmental hazards were found. Low levels of Tricidoroethylene (TCE) were found beneath the slab. Some lead based paint was found to have been used in the building. General petroleum contamination consistent with a metal working facility is present. No PCB transformer oil is believed to exist

      Completed by: Wayne Gouguet
      April 23, 2004

                                    IONATRON
                                  BUILDING 9101
                    REQUEST FOR USE OF FACILITIES/ARMS FUNDS
                               MANDATORY CHECKLIST
                                 MISSISSIPPI AAP

                   RECORD OF ENVIRONMENTAL CONSIDERATION (REC)

PROJECT TITLE: Ionatron, Bldg. 9101

BRIEF DESCRIPTION: Ionatron intends on using the center of 9101 to assemble and test proprietary advanced Directed Energy Weapon technology.

ANTICIPATED DATE AND/OR DURATION OF PROPOSED ACTIONS: Fall construction 2004.

REASON FOR USING RECORD OF ENVIRONMENTAL CONSIDERATION (CHOOSE ONE):

a. Adequately covered in an (EA, EIS, dated January 1976. The EA/EIS may be reviewed at the Mississippi Army Ammunition Plant, Stennis Space Center, Mississippi.

B. IS CATEGORICALLY EXCLUDED UNDER THE PROVISION OF CX A-7 AR 200-2. APPENDIX A (AND NO EXTRAORDINARY CIRCUMSTANCES EXIST AS DEFINED IN PARAGRAPH 4-3).

No significant construction efforts other than modifications to the existing structure are foreseen.

//signed//

Wayne Gouguet                                        April 23, 2004


-----------------------                              ----------------------
Mason Technologies Inc.                              Date
Facility Contractor

                                    IONATRON
                                  BUILDING 9101
                    REQUEST FOR USE OF FACILITIES/ARMS FUNDS
                               MANDATORY CHECKLIST
                                 MISSISSIPPI AAP


                             DEPARTMENT OF THE ARMY

                 HEADQUARTERS, U.S. ARMY JOINT MUNITIONS COMMAND

                              1 ROCK ISLAND ARSENAL

                           ROCK ISLAND, IL 61299-6000

REPLY TO
ATTENTION OF:

ARMS OFFICE                                                         May 10, 2004

SUBJECT: Conceptual Approval - Ionatron Building 9101

Ms. Kim R. Spiers
Vice-President & General Manager
Mason Technologies Incorporated
Building 9100
Stennis Space Center, MS 39529-7099

Dear Ms. Spiers:

      Reference is made to your Conceptual Approval request of April 28, 2004, for Ionatron's use of Building 9101; Re: 04-04-009.

      The Armament Retooling and Manufacturing Support Team has completed their review of the conceptual proposal and hereby grants conditional approval, pending receipt of funding, for Ionatron use of 117,318 square feet in the center of Building 9101 to assemble the Directed Energy Weapon system.

Additionally, authorization is given for:

o     A five (5) year contract with use of mutual options;

o     Relief of liability from Acts of God in accordance with FAR 52.245-8;

o Recognition that in the event governmental requirements are implemented which impact or affect the plans of Clause A-2 of DAAA09-92-E-0007 as they flow down to the above, that MTI may seek equitable adjustment from the Government through the facility use contractor and;

o     Recognize  Ionatron  as a 3rd  party  beneficiary  to  clause  H-1  of the
      facility  use  contract  in  relation  to   pre-existing   conditions   at
      Mississippi Army Ammunition Plant.

The point of contact is the undersigned, borgesond@us.army.mil Mr. Borgeson's phone number is 309-782-6115.

                                                         Sincerely,

                                                         /s/ Douglas A. Borgeson
                                                         Douglas A. Borgeson
                                                         Contracting Officer

Bonnie Barnum

From:              Kim Spiers

Sent:              Wednesday, June 16, 2004 10:01 AM
To:                Bonnie Barnum; Kim Spiers
Subject:           FW: IONATRON CONCEPTUAL APPROVAL
Importance:        High

--Original Message----
From:              Kim Spiers
Sent               Monday, May 17, 2004 2:47 PM
To:                `Borgeson, Douglas Mr AFSC; `krspiers@msaap.com'; `Mesa,
                   Susan (Sue) Ms AFSC'; Terry Stevenson (E-mail)';. `JOHN
                   CECCONI (E-mail); `Wayne Gouguet (E-mail 2)'
Cc                 `Brown, Pamela'; `Stieger, Rick Mr AFSC'
Subject:           RE: IONATRON CONCEPTUAL APPROVAL
Importance:        High

Just got a call from Washington as plans have been made to bring Ionatron's CEO and Gov. Barbour to MS for the contract signing on Thursday, May 20. I'm inserting the language Ionatron has restated in its proposal regarding the contract term and renewal options. MTI cannot sign up to this language without the approval as requested in our conceptual request. I need to let them know by tomorrow if we will be able to incorporate the Army's full consent.

B. SUBCONTRACTOR shall have the right and option to extend the Term from the date upon which it would otherwise expire for three (3) separate consecutive renewal periods of five (5) years each (each such period being hereinafter called a "Renewal Period") upon the same terms and conditions as are herein set forth except that fixed service fee for each Renewal Period shall be promptly negotiated in good faith by the parties. If SUBCONTRACTOR elects to exercise any one or more of said options to renew, it shall do so by giving notice of such election to Contractor on or before the date that is twelve (12) months before the beginning of the Renewal Period for which the Term is to be renewed by the exercise of such option. If SUBCONTRACTOR elects to exercise any one or more of said options to renew, the Term shall be automatically extended for the Renewal Period (s) covered by the option or options so exercised.

C. In the Contract modification P00002, the Army authorized Contractor to enter into tenant use agreements not to exceed twenty-five (25) years, notwithstanding the fact that this time period may exceed the term of the Contract, and contractually agreed to require any successor facility use contractor to accept the terms and conditions of subcontracts in place and in the Army's approval to Request for Consent has authorized Contractor to enter into a contract up to twenty-five (25) years with SUBCONTRACTOR. Contractor agrees to enforce such rights on behalf of SUBCONTRACTOR, if necessary.

Thank you.

                             DEPARTMENT OF THE ARMY
                 HEADQUARTERS, U.S. ARMY JOINT MUNITIONS COMMAND
                              1 ROCK ISLAND ARSENAL
                           ROCK ISLAND, IL 61299-6000

REPLY TO
ATTENTION OF:

ARMS OFFICE                                                        June 10, 2004

SUBJECT: Conceptual Approval - Ionatron Building 9101

Ms. Kim R. Spiers
Vice-President & General Manager
Mason Technologies Incorporated

Building 9100

Stennis Space Center, MS 39529-7099

Dear Ms. Spiers:

Reference is made to your Conceptual Approval request of April 28, 2004, for Ionatron's use of Building 9101; Re: 04-04-009.

The Armament Retooling and Manufacturing Support (ARMS) Team has further reviewed the Ionatron conceptual proposal and finds that the subcontractor language you proposed in your e-mail of May 17, 2004, to Mr. Borgeson and Ms. Susan Mesa is acceptable.

Additionally, the ARMS team authorizes Ionatron use of 117,318 square feet in the center of Building 9101 to assemble the Directed Energy Weapon system, pending receipt of funding in the amount of $2,000,000.00.

The point of contact is the undersigned, borgesond@us.army.mil Mr. Borgeson's phone number is 309-782-6115.

                                                             Sincerely,


                                                             Douglas A. Borgeson
                                                             Contracting Officer

CF:

AMSFS-CCA-I PCO/Mr. Stieger
MSAAP PCO/SJMMS-CR/Mr. Cecconi
MSAAP/SJMMS-CAP/Mr. Stevenson

                             Mason Technologies Inc.
                                 Day & Zimmerman
               Building 9100, Stennis Space Center, MS 39529-7099
                                 (228) 689-8000

June 18, 2004                                       IN ANSWER REPLY TO: 04-04-09


THRU:                Administrative Contracting Officer
                     Contract No. DAAA09-92-E-0008
                     Mississippi Army Ammunition Plant
                     Stennis Space Center, MS 39529-7099

ATTENTION:           SJMMS-CR

TO:                  DEPARTMENT OF THE ARMY
                     U.S. Army Joint Munitions Command
                     1 Rock Island Arsenal
                     Rock Island, IL 61299-6000

ATTENTION:           Mr. Doug Borgeson

SUBJECT:             Request for Information for IONATRON Tenant Use Contract

Dear Sir:

During our recent and on-going negotiations with IONATRON, the following issue has been presented by Ionatron regarding use of the MSAAP facilities:

1. In the event that the Government terminates MTI's Facility Use Contract, and provided that Ionatron is not in default of any of the terms, conditions or covenants of its tenant use contract with MTI beyond any applicable notice and cure periods, will the Army agree to: (I) recognize IONATRON's tenant use subcontract and not disturb its possession of the Facilities thereunder?; (ii) if MTI is replaced with a successor facility use contractor, cause such facility use contractor to agree to recognize IONATRON's tenant use subcontract and not disturb its possession of the Facilities thereunder; and (iii) if the Army transfers possession of the Facilities covered by MTI's Facility Use Contract to another Government Agency, will the Army make its agreements under (i) and (ii) binding on the successor Government Agency as a part of IONATRON's tenant use subcontract?

We respectfully request written response on behalf of Ionatron no later than 25 June 2004 so that we may successfully conclude contract negotiations.

Should you have any questions please contact the undersigned at (228) 689-8729.

Sincerely,

MASON TECHNOLOGIES INC.

/s/ Kim R. Spiers
Kim R. Spiers
Vice-President & General Manager

                             DEPARTMENT OF THE ARMY
                 HEADQUARTERS, U.S. ARMY JOINT MUNITIONS COMMAND
                              1 ROCK ISLAND ARSENAL
                           ROCK ISLAND, IL 61299-6000

REPLY TO
ATTENTION OF:

ARMS OFFICE                                                        June 23, 2004

SUBJECT:    Ionatron/Mason   Technologies   Incorporated   (MTI),   Facility-Use
            Agreements, DAAA09-92-E-0007

Ms. Kim R. Spiers
Vice-President & General Manager
Mason Technologies Incorporated
Building 9100
Stennis Space Center, MS 39529-7099

Dear Ms. Spiers:

References:

a.    Facilities Use contract, DAAA09-92-E-0007/P00002, dated 22 August 1995:

b. Mason Technologies Incorporated letter of August 12, 2003, Subject: Use Agreements; and

c. ARMS Office letter of 25 September 2003, SUBJECT: Mason Technologies Incorporated (MTI), Facility-Use Agreements, DAAA09-92-E-0007; and

d. Mason Technologies Incorporated letter of Jims 18, 2004, regarding information for Ionatron Tenant Use Contract Re: 04-04-009.

Reference a., page 2 of 4 states: "Tenant use contract length authorization, termination, and liability under facility use contracts

A. The government hereby authorizes the contractor to enter into tenant use contracts under this facility use contract during the term of the facility as approved by the government for time periods not to exceed twenty five years (25) years from the date of the tenant use contract, notwithstanding the fact that said time periods may exceed the term of this contract."

The letter in reference b. states; "The terms and conditions of the Facility-Use contract provide that the terms of subcontracts will be included in any successor contractor (sic) contract. In the event there is no successor contract, the Army intends to comply with the terms and conditions of all tenant-use agreements for existing subcontractors."

Further, it is suggested that you review the Facility-Use contract terms and conditions of DAAAO9-93-E-0008/P00002, as the narrative on page 2 further spells out the condition by which any follow-on Facility-Use Contractor would be responsible to . (Encl 1)

Additionally, it is requested that submit a proposal for the IONATRON effort which is not in excess of $2,000,000.00.

In the event that you require further assistance the point of contact is Ms. Susan M. Mesa, 309-782-0321.

                                                         Sincerely,

                                                         /s/ Douglas A. Borgeson
                                                         Douglas A. Borgeson
                                                         Contracting Officer

ENCL
as

CF:
AMSFS-CCA-I PCO/Mr. Stieger
MSAAP PCO/SJMMS-CR/Mr. Cecconi
MSAAP/SJMMS-CAP/Mr. Stevenson

BASIC AGREEMENT NO. 04T002
IONATRON

EXHIBIT B - TENANT PLANS


The following documents attached hereto constitute the SUBCONTRACTOR's Tenant Plans as referenced in the Agreement.

EXHIBIT B-I       TENANT - FIRE PROTECTION AND PREVENTION
                  PROGRAM
                  No. GP-1-042-102.10T

EXHIBIT B-2       TENANT - SECURITY PLAN
                  No. PL 04-090-007-T

EXHIBIT B-3       TENANT - ENVIRONMENTAL PLAN
                  No. PL O1-042-003-T

EXHIBIT B-4       TENANT - SAFETY PROGRAM PLAN
                  No. PL 01-042-100-T

EXHIBIT B-5       RESERVED

EXHIBIT B-6       TENANT - PROPERTY CONTROL PLAN
                  No. PL 03-060-100-T


BASIC ORDER AGREEMENT 04T002        EXHIBIT B

MASON TECHNOLOGIES INC.                                 No.:  GP 01-042-102.10-T
Mississippi Army Ammunition Plant                      Rev.:  Basic
Procedure Type:  Plan                                  Date:  June 28, 2004
Title:   TENANT - FIRE PROTECTION AND                  Area:  Ionatron Inc.
         PREVENTION PROGRAM                    Contract No.:  04T002

--------------------------------------------------------------------------------


                            REVIEWS AND CONCURRENCES

Originator/Environmental, Safety & Health Manager:   illegible         7/2/04
                                                  ------------------------------

Engineering & Facility Maintenance Director:         illegible         7/2/04
                                            ------------------------------------


                                    APPROVALS

Contract Administrator:    illegible        7/2/04
                       ------------------------------


                                                  ------------------------------
                                                            DATA CENTER
                                                             APPROVED
                                                               ISSUE
                                                             Ionatron
                                                               No. 2
                                                              7/2/04
                                                  ------------------------------


NOTE: This procedure is for MTI use only. Copies without the red issue stamp are not officially-controlled copies and, therefore, may not contain current information.

MASON TECHNOLOGIES INC.                                 No.:  GP 01-042-102.10-T
Mississippi Army Ammunition Plant                      Rev.:  Basic
Procedure Type:  Plan                                  Date:  June 28, 2004
Title:   TENANT - FIRE PROTECTION AND                  Area:  Ionatron Inc.
         PREVENTION PROGRAM                    Contract No.:  04T002

--------------------------------------------------------------------------------

PROCEDURE CHANGES/REVISIONS

         Revision      Change     Page(s)                      Total
          Letter        No.       Affected     Authority       Pages
          ------        ---       --------     ---------       -----
       Initial Issue                         June 28, 2004       4

MASON TECHNOLOGIES INC.                                 No.:  GP 01-042-102.10-T
Mississippi Army Ammunition Plant                      Rev.:  Basic
Procedure Type:  Plan                                  Date:  June 28, 2004
Title:   TENANT - FIRE PROTECTION AND                  Area:  Ionatron Inc.
         PREVENTION PROGRAM                    Contract No.:  04T002

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

Topic                                                                       Page

         COVER/TITLE PAGE......................................................1

         PROCEDURE CHANGES/REVISIONS...........................................2

         TABLE OF CONTENTS.....................................................3

1.0      PURPOSE...............................................................4

2.0      TENANT/SUBCONTRACTOR RESPONSIBILITIES.................................4

3.0      FACILITY CONTRACTOR RESPONSIBILITIES..................................4

MASON TECHNOLOGIES INC.                                 No.:  GP 01-042-102.10-T
Mississippi Army Ammunition Plant                      Rev.:  Basic
Procedure Type:  Plan                                  Date:  June 28, 2004
Title:   TENANT - FIRE PROTECTION AND                  Area:  Ionatron Inc.
         PREVENTION PROGRAM                    Contract No.:  04T002

--------------------------------------------------------------------------------

1.0      PURPOSE

         This plan establishes areas of responsibility and procedures for protection of personnel and property from fire and explosion hazards within the Tenant/Subcontractors facility and surrounding area consistent with sound engineering and economic principles and current national standards and codes,

2.0      TENANT/SUBCONTRACTOR RESPONSIBILITIES

         The Tenant/Subcontractor shall:

         a. Maintain a high degree of fire safety by adopting and enforcing sound fire prevention measures;

         b. Promptly attack fires with available extinguishing devices when the fire is in an incipient state;

         c.       Require the timely evacuation of personnel from a fire area;

         d. Promptly activate the building fire alarm at the manual pull station;

         e. Promptly notify the Stennis Space Center fire department (extension 8191) and MTI security personnel by phone to include details concerning type of fire, extent of fire, building number, location in building, hazard to life potential, callers name and phone number from which call is made;

         f.       Prohibit parking in fire lanes;

         g. Prohibit the blocking of fire exits, aisles and passageways by obstacles that could impede, block or obstruct the orderly exit of personnel from the area;

         h. Conduct a visual inspection of said facility on a frequent basis to monitor the status of all fire prevention and protection devices, rules and regulations;

         i. Train all employees in the use of fire extinguishers and alarm devices;

         j. Conduct annual unannounced fire drills to monitor the preparedness of employees with regard to evacuation procedures.

3.0      FACILITY CONTRACTOR RESPONSIBILITIES

         The Facility Contractor shall insure that the SSC Fire Department will:

         a. Perform monthly fire inspections, to include portable fire extinguishers;

         b.       Perform periodic tests of alarm and sprinkler systems.

MASON TECHNOLOGIES INC                                     No.:  PL 01-042-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type: Plan                                      Date:  June 28, 2004
Title: TENANT - SECURITY PLAN                             Area:  Ionatron Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------


                            REVIEWS AND CONCURRENCES

Originator/Engineering & Facility Maintenance Director: illegible 7/2/04
                                                       -------------------------


                                    APPROVALS

Contract Administrator: illegible 7/2/04
                        -----------------------


                                                  ------------------------------
                                                            DATA CENTER
                                                             APPROVED
                                                               ISSUE
                                                             Ionatron
                                                               No. 2
                                                              7/2/04
                                                  ------------------------------


NOTE: This procedure is for MTI use only. Copies without the red issue stamp are not officially-controlled copies and, therefore, may not contain current information.

MASON TECHNOLOGIES INC                                     No.:  PL 01-042-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type: Plan                                      Date:  June 28, 2004
Title: TENANT - SECURITY PLAN                             Area:  Ionatron Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------

PROCEDURES CHANGES/REVISIONS


        Revision         Change         Page(s)                           Total
         Letter            No.          Affected         Authority        Pages
         ------            ---          --------         ---------        -----

     Initial Issue                                     June 28, 2004        7

MASON TECHNOLOGIES INC                                     No.:  PL 01-042-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type: Plan                                      Date:  June 28, 2004
Title: TENANT - SECURITY PLAN                             Area:  Ionatron Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

Topic                                                                       Page
-----                                                                       ----

         COVER/TITLE PAGE......................................................1
         PROCEDURE CHANGES/REVISIONS...........................................2
         TABLE OF CONTENTS.....................................................3
         1.0      PURPOSE......................................................4
         2.0      TENANT/SUBCONTRACTOR RESPONSIBILITIES........................4
         3.0      FACILITY CONTRACTOR RESPONSIBILITIES.........................7

MASON TECHNOLOGIES INC                                     No.:  PL 01-042-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type: Plan                                      Date:  June 28, 2004
Title: TENANT - SECURITY PLAN                             Area:  Ionatron Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------

1.0      PURPOSE

         This plan establishes areas of responsibility and procedures for the physical security of government, contractor and tenant/subcontractor property in accordance with the terms and conditions of the agreement between the Facility contractor and tenant/subcontractor.

2.0      TENANT/SUBCONTRACTOR RESPONSIBILITIES

         The Tenant/Subcontractor shall instruct all employees:

         a. In the security rules and regulations of the Stennis Space Center and Mississippi Army Ammunition Plant sites;

         b. Not to attempt to enter Restricted, Exclusion or Limited access security areas without proper authorization and to restrict all travel within the Mississippi Army Ammunition Plant to direct routes to and from the employee's work site;

         c. In the proper method of wearing Security badges and in procedures for lost or forgotten badges;

         d. In safe motor vehicle operation on site including traffic regulations and penalties;

         e. To complete DA Form 3626 (private vehicle-registration/driver record) to include proof of liability insurance;

         f. That random inspections will be conducted on all vehicles and property carried by personnel entering and leaving the site, and shall instruct all employees as to the proper compliance procedures;

         g.       In proper parking Locations and procedures;

         h. That Government/Facility contractor items will not be authorized for removal at any time;

         i. That contraband may not be transported into the installation. Employees discovered with firearms or explosives will be immediately relieved of their duties and escorted off site;

         j. Not to deface, destroy or disturb any notice, sign, fence, building equipment or other item;

         k. Not to solicit, peddle, canvass or conduct personal business on the site;

         l. Not to visit other buildings or personnel on the Mississippi Army Ammunition Plant Site unless on authorized business along with the prior approval of the visited company.

MASON TECHNOLOGIES INC                                     No.:  PL 01-042-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type: Plan                                      Date:  June 28, 2004
Title: TENANT - SECURITY PLAN                             Area:  Ionatron Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------

         m. That the maximum number of authorized vehicles permitted for registration is two. All registered decals issued must be returned to MTI upon cessation of use (i.e. termination of employment, sale of vehicle, windshield replacement, etc.) regardless of the condition of the decal.

         n. Operators and passengers of vehicles are required to wear seat belts and that posted speed limits will be enforced.

         The Tenant/Subcontractor shall:

         a. Have all visitors comply with standard operating procedures of the SSC/MSAAP sites;

         b. State where deliveries will be made, where shipments will be Loaded;

         c.       Describe how keys will be controlled;

         d. Notify the Facility contractor's Security department and the Hancock County Sheriff's department if a situation arises that could develop or lead to a labor disturbance. Civil disturbances will be handled by the Hancock County Sheriff.

         The Tenant/Subcontractor shall comply with the following incident reporting procedure:

         Incidents may include any of the following:

         a.       Fire or explosion of any type.
         b. Theft or loss by employees/visitors; or, break-ins of unknown origin.
         c.       Terrorist activities or acts of work place violence.

         Following immediate action to secure emergency response as outlined below, all incidents will be promptly reported to MTI Security (Tel #:
         8824). MTI, in turn, will promptly notify the Army Commander's Representative, or an Army staff representative in the CR's absence, as necessary.

         It is understood that the security provided by the Contractor does not include armed guards and is insufficient to prevent terrorist attacks, and under no circumstance shall the Contractor be responsible (whether in breach of contract or in negligence) to the SUBCONTRACTOR for such attacks or for any harm caused thereby or by acts of war or civil insurrection.

                  1.  Fire/Explosion

                      a.  Emergency Response/Notifications:

                          (1)  Automatic Surveillance Fire Alarm System

                               o NASA Fire Department notified automatically through the alarm system

MASON TECHNOLOGIES INC                                     No.:  PL 01-042-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type: Plan                                      Date:  June 28, 2004
Title: TENANT - SECURITY PLAN                             Area:  Ionatron Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------

                               o    NASA notifies MTI Security. (Redundancies:
                                    Tenant Notification and MTI Security
                                    monitoring of alarm condition)

                               o    MTI Security response:

                                    >>       Notify MTI Management and Army CR.

                                    >>       Traffic control for NASA Fire
                                             Department.

                                    >>       Notify neighboring facility
                                             occupants.

                          (2)  Manual Alarm, Call to 8191 (NASA Emergency Desk)

                               o NASA Emergency Desk dispatches NASA Fire Department and notifies MTI Security. (Redundancy: Tenant Notification)

                               o    MTI Security response:

                                    >>       Notify MIT Management and Army CR.

                                    >>       Traffic control for NASA Fire
                                             Department.

                                    >>       Notify neighboring facility
                                             occupants.

                          (3)  Manual Alarm, Call to 8824 (MTI Security)

                               o    MTI Security Responsibilities:

                                    >>       NASA Fire Department of Fire
                                             Emergency

                                    >>       Notify MTI Management and Army CR.

                                    >>       Traffic control for NASA Fire
                                             Department

                                    >>       Notify neighboring facility
                                             occupants.

                  2.  Theft

                      a.       Emergency Response/Notifications:

                               Manual Telephone Alarm indicating
                               incident/break-in in progress:

                               o Individual making the discovery will notify MTI Security at 8824 and Hancock County Sheriff for immediate response

                               o    MTI Security will:

                                    >>       Notify MTI Management and Army CR.

                                    >>       Provide traffic control/assistance
                                             to Hancock County Sheriff

                                    >>       Notify neighboring facility
                                             occupants.

                  3.  Terrorist Activities/Work Place Violence

                      a.       Emergency Response/Notification:

MASON TECHNOLOGIES INC                                     No.:  PL 01-042-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type: Plan                                      Date:  June 28, 2004
Title: TENANT - SECURITY PLAN                             Area:  Ionatron Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------

                               Manual Telephone Alarm indicating violent emergency in progress.

                               o Individual making the discovery will notify MTI Security at 8824 and Hancock County Sheriff for immediate armed response.

                               o    MTI Security will:

                                    >>       Notify MTI Management and Army CR

                                    >>       Provide traffic control/assistance
                                             to Hancock County Sheriff.

                                    >>       Notify neighboring facility
                                             occupants.

3.0      FACILITY CONTRACTOR RESPONSIBILITIES

         The Facility Contractor shall:

         a. Upon tenant occupancy, brief the tenant in security rules and regulations of the Stennis Space Center and Mississippi Army Ammunition Plant sites;

         b. Randomly inspect all vehicles and the property being carried by personnel entering and exiting the plant. Inspections will include examination of the interior of the vehicle, all compartments such as glove boxes, trunks and engine areas, and examination of lunch boxes and other containers located within the vehicle or being carried by the person.

         c. Control access to the facility by issuance of identification badges to be worn by all personnel and registered decals to be attached to vehicles of personnel. Tenant/subcontractors will be badged with the Mississippi Army Ammunition Plant badge to be separately identified by a yellow background. The charge for replacement, lost or unreturned badges is $50 per badge. The charge for an unreturned decal is $50 per decal. Additionally, for badges and/or decals not returned to MTI, written notification of badges and/or decals to be removed from MTI's records is required along with acknowledgement of charges to be billed.

         d. Maintain identification of motor vehicles owned by persons employed on or who frequently visit the installation. The following must be complied with by the registrant at the time of registration: evidence of current registration (tag), possession of a valid State driver's licensee, certification to the continuing possession of motor vehicle liability as required by the State, and evidence of satisfactory completion of a safety and mechanical inspection by the state or jurisdiction.

MASON TECHNOLOGIES INC                                     No.:  PL 01-042-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type: Plan                                      Date:  June 28, 2004
Title: TENANT - ENVIRONMENTAL PLAN                        Area:  Ionatron Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------


                            REVIEWS AND CONCURRENCES

Originator/Environmental, Safety & Health Manager: illegible 6/30/04 illegible
                                                  ------------------------------
7/2/04
---------

Engineering & Facility Maintenance Director: illegible 7/2/04
                                            ------------------------------------


                                    APPROVALS

Contract Administrator: illegible 7/2/04
                       ------------------


                                                  ------------------------------
                                                            DATA CENTER
                                                             APPROVED
                                                               ISSUE
                                                             Ionatron
                                                               No. 2
                                                              7/2/04
                                                  ------------------------------


NOTE: This procedure is for MTI use only. Copies without the red issue stamp are not officially-controlled copies and, therefore, may not contain current information.

MASON TECHNOLOGIES INC                                     No.:  PL 01-042-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type: Plan                                      Date:  June 28, 2004
Title: TENANT - ENVIRONMENTAL PLAN                        Area:  Ionatron Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------


PROCEDURES CHANGES/REVISIONS

        Revision       Change         Page(s)                          Total
         Letter          No.          Affected          Authority      Pages
         ------          ---          --------          ---------      -----

     Initial Issue                                    June 28, 2004      6

MASON TECHNOLOGIES INC                                     No.:  PL 01-042-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type: Plan                                      Date:  June 28, 2004
Title: TENANT - ENVIRONMENTAL PLAN                        Area:  Ionatron Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------


                                TABLE OF CONTENTS

Topic                                                                       Page
                                                                            ----


    COVER/TITLE PAGE...........................................................1
    PROCEDURE CHANGES/REVISIONS................................................2
    TABLE OF CONTENTS..........................................................3
    1.0      PURPOSE...........................................................4
    2.0      TENANT/SUBCONTRACTOR RESPONSIBILITIES.............................4
    3.0      FACILITY CONTRACTOR RESPONSIBILITIES..............................5

MASON TECHNOLOGIES INC                                     No.:  PL 01-042-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type: Plan                                      Date:  June 28, 2004
Title: TENANT - ENVIRONMENTAL PLAN                        Area:  Ionatron Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------

1.0      PURPOSE

         This plan establishes guidelines by which the tenant/subcontractor will comply with applicable State, Federal and Army environmental regulations to protect the environment from the effects of discharges, emissions and spills from activities at the MSAAP.

2.0      TENANT/SUBCONTRACTOR RESPONSIBILITIES

         The Tenant/Subcontractor shall:

         a.       Maintain a high degree of environmental awareness.

         b. Designate a point of contact to interface with MTI Environmental, Safety & Health Manager for addressing environmental compliance.

         c. Ensure waste materials generated are handled and disposed of properly in accordance with applicable Federal, State and Army regulations.

         d. Be responsible for obtaining all permits/notifications which are tenant specific to include Resource, Conservation and Recovery Act (RCRA) and Air Permitting.

         e. Provide copies of permits, notification and routine reports such as SARA Title III, SARA Schedule R and Annual Hazardous Waste Reports to MTI.

         f.       Properly maintain points of hazardous waste accumulation.

         g. Prevent the release of contaminates to the surrounding environment.

         h. Perform the appropriate Federal and State environmental reporting.

         i. Provide training through classroom and/or on the job training to adequately train personnel to spill response, hazardous waste container control, general environmental understanding, and housekeeping.

         j. Maintain management control over new chemicals introduced on site to include MSDS and a description developed by the subcontractor/tenant of specific uses at the facility and proposed storage locations. Acquire approval from MTI for all chemicals, requiring an MSDS, prior to bringing them on site. Approval may take up to 30 days. Approval is required before chemicals are brought on site.

         k. Maintain controls to contain aqueous materials such as overflow alarms, management practices, etc.

         l. Restrict introduction of non-domestic waste into sanitary system.

         m.       Participate in recycling programs where feasible.

MASON TECHNOLOGIES INC                                     No.:  PL 01-042-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type: Plan                                      Date:  June 28, 2004
Title: TENANT - ENVIRONMENTAL PLAN                        Area:  Ionatron Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------

         n. Immediately notify Mason Technologies Inc. of all spills/incidents on the facilities.

         o.       Report spills to regulatory agencies.

         p. Maintain compliance with all Federal, State and Army Environmental Regulations.

3.0      FACILITY CONTRACTOR RESPONSIBILITIES

         The Facility Contractor shall:

         a. Review, through an audit program, that all activities conducted at MSAAP are in compliance with applicable Federal, State, Local and US Army Environmental Regulations.

                                      NOTE

                           Neither MTI's review and approval of tenant operations nor inspections, audits, observation and reports by MTI on tenant operation shall in any way relieve the tenant of the full responsibility for operating in compliance with all federal, state, local and Army rules and regulations..

         b. Have the Environmental, Safety & Health Manager audit the exterior of the building quarterly and the interior bi-annually.

         c. In writing, report noted deficiencies to subcontractor/tenant for correction.

         d. Maintain all common permitting requirements such as NPDES surface and waste water treatment and drinking water.

         e. Maintain responsibility for all regulatory reporting and sampling of said common permitting.

         f.       Maintain permits for Army sponsored activities.

         g. Be responsible for responding to spill situations exterior to subcontractor/tenant buildings.

         h. Have the Environmental, Safety & Health Manager represent the tenant/subcontractor at the Environmental Workgroup to act on environmental issues covered in applicable regulations and permits.

MASON TECHNOLOGIES INC                                     No.:  PL 01-042-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type: Plan                                      Date:  June 28, 2004
Title: TENANT - SAFETY PROGRAM PLAN                       Area:  Ionatron Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------


                            REVIEWS AND CONCURRENCES

Originator/Environmental, Safety & Health Manager: illegible 7/2/04
                                                  ------------------------------

Engineering & Facility Maintenance Director: illegible 7/2/04
                                             -----------------------------------


                                    APPROVALS

Contract Administrator: illegible
                       -------------


                                                  ------------------------------
                                                            DATA CENTER
                                                             APPROVED
                                                               ISSUE
                                                             Ionatron
                                                               No. 2
                                                              7/2/04
                                                  ------------------------------


NOTE: This procedure is for MTI use only. Copies without the red issue stamp are not officially-controlled copies and, therefore, may not contain current information.

MASON TECHNOLOGIES INC                                     No.:  PL 01-042-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type: Plan                                      Date:  June 28, 2004
Title: TENANT - SAFETY PROGRAM PLAN                       Area:  Ionatron Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------

PROCEDURES CHANGES/REVISIONS


        Revision       Change         Page(s)                              Total
         Letter          No.          Affected            Authority        Pages
         ------          ---          --------            ---------        -----

      Initial Issue                                     June 28, 2004        5

MASON TECHNOLOGIES INC                                     No.:  PL 01-042-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type: Plan                                      Date:  June 28, 2004
Title: TENANT - SAFETY PROGRAM PLAN                       Area:  Ionatron Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

Topic                                                                       Page
-----                                                                       ----

         COVER/TITLE PAGE......................................................1
         PROCEDURE CHANGES/REVISIONS...........................................2
         TABLE OF CONTENTS.....................................................3
         1.0      PURPOSE......................................................4
         2.0      TENANT/SUBCONTRACTOR RESPONSIBILITIES........................4
         3.0      FACILITY CONTRACTOR RESPONSIBILITIES.........................5

MASON TECHNOLOGIES INC                                     No.:  PL 01-042-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type: Plan                                      Date:  June 28, 2004
Title: TENANT - SAFETY PROGRAM PLAN                       Area:  Ionatron Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------

1.0      PURPOSE

         This plan establishes areas of responsibility and procedures for implementing a safety program to provide a safe and healthful workplace, free from recognized hazards in accordance with federal, state and Mississippi Army Ammunition Plant laws, rules and regulations to include OSHA standards for general industry, 29CFR1910.

2.0      TENANT/SUBCONTRACTOR RESPONSIBILITIES

         The Tenant/Subcontractor shall:

         a. Survey all work areas and operations on a frequent basis to determine potentially hazardous work elements or operational functions;

         b.       Train employees in the proper use of equipment and devices;

         c. Provide proper protective clothing and equipment when appropriate;

         d.       Investigate all work related injuries;

         e. Insure proper tools and equipment are maintained and used in the proper manner;

         f. Require employees to wear, when appropriate, protective eye wear with side shields, protective steel toe shoes, body harness with lanyard when working on platforms above ground level, and hard hats when working below areas with overhead operations in progress;

         g. Make available to employees, when appropriate, ear plugs, dust masks, hard hats, back support devices, heavy duty gloves, rubber gloves, wrist supports, fire retardant aprons or coveralls, ear muff hearing protectors, and air purifying respirator masks;

         h. Provide first aid items to include first aid kits, stretcher, blankets, anti-infection gloves, eye wash stations, eye glass cleaning stations and emergency shower;

MASON TECHNOLOGIES INC                                     No.:  PL 01-042-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type: Plan                                      Date:  June 28, 2004
Title: TENANT - SAFETY PROGRAM PLAN                       Area:  Ionatron Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------

         i. Provide for employee safety courses to maintain a high level of awareness;

         j. Require use of backup alarms for forklifts and other vehicles and use of horns when visibility is less, than 100%;

         k.       Provide access to and require a MSDS sheet on all materials;

         l. Require compliance with the safety program as a condition of employment.

3.0      FACILITY CONTRACTOR RESPONSIBILITIES

         The Facility Contractor shall:

         a. Upon tenant occupancy, brief the tenant in the safety rules and regulations of the Mississippi Army Ammunition Plant;

         b. As mutually agreed with the tenant, coordinate annual reviews of the safety program;

                                      NOTE

                           Neither MTI's review and approval of said tenant plan nor inspections, audits, observations and reports by Mason Technologies Inc. or tenant operations shall in any way relieve the tenant of the full responsibility for maintaining a safe workplace in compliance with all federal, state, local and plant rules and regulations.

         c. Upon tenants request and proper completion of Form ENG-43, Tenant/Subcontractor Work Request Form, provide additional specific safety services, not included in the fixed services, for a fee.

MASON TECHNOLOGIES INC.                                    No.:  PL 03-060-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type:  Plan                                     Date:  June 28, 2004
Title:  TENANT - PROPERTY CONTROL PLAN                  Tenant:  Ionatron, Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------


                            REVIEWS AND CONCURRENCES

Originator/Contract Administrator: illegible 6/30/04
                                  -------------------


                                    APPROVALS

Contract Administrator: illegible 6/30/04
                       -------------------


                                                  ------------------------------
                                                            DATA CENTER
                                                             APPROVED
                                                               ISSUE
                                                             Ionatron
                                                               No. 2
                                                              7/2/04
                                                  ------------------------------


NOTE: This procedure is for MTI use only. Copies without the red issue stamp are not officially-controlled copies and, therefore, may not contain current information.

MASON TECHNOLOGIES INC.                                    No.:  PL 03-060-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type:  Plan                                     Date:  June 28, 2004
Title:  TENANT - PROPERTY CONTROL PLAN                  Tenant:  Ionatron, Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------

PROCEDURE CHANGES/REVISIONS


         Revision         Change        Page(s)                        Total
          Letter           No.          Affected     Authority         Pages
          ------           ---          --------     ---------         -----
      Initial Issue                                 June 28, 2004       10

MASON TECHNOLOGIES INC.                                    No.:  PL 03-060-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type:  Plan                                     Date:  June 28, 2004
Title:  TENANT - PROPERTY CONTROL PLAN                  Tenant:  Ionatron, Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

Topic                                                                      Page
-----                                                                      ----

         COVER/TITLE PAGE......................................................1

         PROCEDURE CHANGES/REVISIONS...........................................2

         TABLE OF CONTENTS.....................................................3

1.0  PURPOSE...................................................................5

2.0  SCOPE/APPLICABILITY.......................................................5

3.0  GENERAL...................................................................5

4.0  RESPONSiBILITIES..........................................................5

5.0  PROCEDURES/INSTRUCTIONS...................................................6

   5.1.  Property Management...................................................6

   5.2.  Acquisition...........................................................7

   5.3.  Receiving.............................................................7

   5.4.  Identification........................................................7

   5.5.  Records...............................................................7

   5.6.  Movement..............................................................8

   5.7.  Storage...............................................................8

   5.8.  Physical Inventories..................................................9

   5.9.  Reports...............................................................9

   5.10.  Consumption..........................................................9

   5.11.  Utilization..........................................................9

   5.12.  Maintenance..........................................................9

   5.13.  Subcontractor Control...............................................10

MASON TECHNOLOGIES INC.                                    No.:  PL 03-060-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type:  Plan                                     Date:  June 28, 2004
Title:  TENANT - PROPERTY CONTROL PLAN                  Tenant:  Ionatron, Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------

   5.14.  Disposition.........................................................10

6.0  REFERENCES...............................................................10

MASON TECHNOLOGIES INC.                                    No.:  PL 03-060-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type:  Plan                                     Date:  June 28, 2004
Title:  TENANT - PROPERTY CONTROL PLAN                  Tenant:  Ionatron, Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------

1.0      PURPOSE

         This plan establishes guidelines and procedures for control of Government Property loaned to tenants in conjunction with the Facility Use Contract at the Mississippi Army Ammunition Plant.

2.0      SCOPE/APPLICABILITY

         The contents of this plan are applicable to all tenants under contract to Mason Technologies Inc. in possession of LOANED Government Property under the provisions of the facility Use Contract.

3.0      GENERAL

         The objectives of this plan are:

         o To provide specific instructions to tenants under contract to MTI of their requirements and responsibilities to MTI for Government Property in their possession.

         o To designate responsibilities within the MTI organization for administration and control of Government Property.

         o To provide for MTI and government surveillance requirements relative to the terms of the Facility Use Contract.

         o A briefing will be held by MTI following the contractual agreement between MTI and the tenant to explain and/or clarify tenant obligations cited in this plan.

4.0      RESPONSIBILITIES

         It is the responsibility of the Contract Administrator, under the supervision of the Vice-President & General Manager to control the Record Accountability Government Property in the possession of tenants.

         It is the responsibility of the Work Control Manager to issue Work. Order instructions to the tenant in accordance with the MTI Maintenance Plan. The Work Control Manager will issue specific Maintenance Plans relative to each tenant under contract.

         It is the responsibility of the Engineering & Facility Maintenance Director to provide maintenance services on Government Property in accordance with approved work orders if so specified in the terms and conditions of the contract between MTI and the tenant. The Engineering & Facility Maintenance Director is responsible for performance of required walk through facility inspections to include a review of the condition of equipment and facilities.

MASON TECHNOLOGIES INC.                                    No.:  PL 03-060-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type:  Plan                                     Date:  June 28, 2004
Title:  TENANT - PROPERTY CONTROL PLAN                  Tenant:  Ionatron, Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------

         It is the responsibility of the Logistic Manager to provide a list of loaned Government Property annually to tenants for the purpose of conducting wall-to-wall inventories. The Logistic Manager shall post the results of the annual inventories to the accountable record of Government Property.

         It is the responsibility of the Tenant, under the terms and conditions of their contract to MTI to protect, preserve, maintain and account for all Government Property loaned to them. Further, the tenant shall comply with all aspects of this plan and subsequent changes thereto issued by Mason Technologies Inc.

5.0      PROCEDURES/INSTRUCTIONS

         MTI will administer and control Government owned property in accordance with the Government approved Property System. The procedural requirements contained herein are in accordance with the Federal Acquisition Regulation (FAR), Subpart 45, and the terms and conditions specified in the Facility Use Contract for the Mississippi Army Ammunition Plant.

5.1.     Property Management

         a. It is the responsibility of the tenant to maintain and control all Government owned property in their possession. The tenant shall promptly report all Government property determined to be Lost, Damaged, or Destroyed to the Logistic Manager. The Contract Administrator may notify the Government and initiate an investigation (via military police report) if relief of responsibility/accountability is sought. If relief is not sought, a suggested method of retribution will be offered.

         b. Under the terms and conditions of the Facility Use Contract, MTI may be financially liable for all Government Property in their possession, including Government Property loaned to tenants. MTI requires any Government owned property that is lost, damaged or destroyed to be replaced in kind if relief of responsibility/accountability is not sought. Title to Government property replaced by the tenant will be vested in the Government. If mutually agreed between MTI and the tenant, the tenant may elect to reimburse MTI for such losses. Reimbursement for lost, damaged or destroyed property will normally be a Fair Market Value.

         c. The Contract Administrator will process all reports of lost, damaged or destroyed Government property in accordance with the MTI Government approved Property Plan and OP 03-060-103,
                  Section 15.

         d. Government property furnished tenants on loan will be assigned a condition code. The tenant is responsible for reviewing this code and documenting deficiencies not otherwise noted or detected. It is the responsibility of the tenant to return loaned Government property to MTI after completion of use or end of contract in the same condition as loaned less fair wear and rear encountered during the period of the loan.

MASON TECHNOLOGIES INC.                                    No.:  PL 03-060-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type:  Plan                                     Date:  June 28, 2004
Title:  TENANT - PROPERTY CONTROL PLAN                  Tenant:  Ionatron, Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------

5.2.     Acquisition

         Proposals or requests for loan of government owned equipment shall be submitted to the MTI Logistic Manager for processing to the Government.

5.3.     Receiving

         Not Applicable

5.4.     Identification

         a. The tenant shall maintain adequate equipment identification of loaned Government property in their possession. Items of Government property initially furnished to the tenant will be properly identified and numbered by the MTI Logistic Manager. Maintenance of the numbered identification process is the responsibility of the tenant. Questions regarding property number assignments may be directed to the MTI Logistic Manager.

         b. The tenant shall identify all tenant owned property in a manner such that co-mingling does not pose problems during audits of property, and precludes accidental unauthorized removal of Government property from the Mississippi Army Ammunition Plant.

         c. The MTI Logistic Manager will assure that identification of Government owned property loaned to tenants is in accordance with the MTI Government approved Property Plan and OP 03-060-103, Section 12.

         d. The MTI Logistic Manager will visually sample the identification of Government property as part of the annual Inventory Surveillance of loaned Government property in the possession of tenants.

5.5.     Records

         a. MTI will establish and maintain adequate control records for all Government property loaned to tenants under the provisions of the Facility Use Contract at the Mississippi Army Ammunition Plant.

         b. All records of Government owned property, including Government owned property loaned and in the possession of tenants will be in accordance with the MTI/Government approved Property Plan PL 03-060-100.

         c. A separate listing of Government owned property loaned and in the possession of tenants, shall be maintained by the MTI Logistic Manager. These lists will be utilized in performance of the following functions:

MASON TECHNOLOGIES INC.                                    No.:  PL 03-060-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type:  Plan                                     Date:  June 28, 2004
Title:  TENANT - PROPERTY CONTROL PLAN                  Tenant:  Ionatron, Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------

                  1. Initialization and control of tenant inventory of loaned Government owned property.

                  2. Be provided to the Government Property Administrator upon request to facilitate surveillance and audit activities.

                  3. Become a source document when applicable for updates (additions, deletions and status changes) to the official MTI accountable records of Government property.

                  4. Be included as part of MTI's contract with the tenant.

                  5. Copies shall be furnished to tenants at the time of contract signing.

                  6. MTI's record system will be capable of locating any item of Government property loaned to a tenant within a reasonable period of time.

                  7. The tenant will assure that Government property loaned to them can be located in their facility within a reasonable period of time.

5.6.     Movement

         a. Government owned property in the possession of tenants shall not be moved from the building locations the equipment is assigned without prior approval from the MTI Logistic Manager.

         b. Movement of loaned equipment to and from the tenant facility will be in accordance with the MTI/Government approved Property Plan and OP 03-060-103, Section 4.

         c. Property Pass authority will not be granted a tenant. Tenants requiring removal of government property for performance of their work will obtain property passes from MTI Authorized Personnel.

         d. Tenants will assure that proper care and packaging will be employed if there is internal movement of loaned Government property within their facility.

5.7.     Storage

         a. The tenant shall assure proper care and/or preservation of loaned Government Property stored within the confines of their facility.

         b. Tenants shall assure that acceptable housekeeping practices are employed within their facility.

MASON TECHNOLOGIES INC.                                    No.:  PL 03-060-100-T
Mississippi Army Ammunition Plant                         Rev.:  Basic
Procedure Type:  Plan                                     Date:  June 28, 2004
Title:  TENANT - PROPERTY CONTROL PLAN                  Tenant:  Ionatron, Inc.
                                                  Contract No.:  04T002
--------------------------------------------------------------------------------

5.8.     Physical Inventories

         a. Tenants shall perform an annual wall-to-wall physical inventory of loaned Government property in their possession. All Government property inventoried must be visually sighted by the tenant. The results of the inventory shall be reported to the MII Logistic Manager by the specified due date requested. Any Government owned property found missing during the annual inventory shall be promptly reported to the MTI Logistic Manager for LD&D actions.

         b. The MTI Logistic Manager shall submit to the tenant a current listing of Government owned property approximately 45 days prior to the specified due date.

         c. The MTI Logistic Manager will promptly post updated information, including dates of inventory to the MTI accountable record of Government Property.

         d. Records of tenant inventories will be maintained by the MTI Logistic Manager in accordance with the MTI/Government approved Property Plan and OP 03-060-103, Section 7.

         e. The MTI Logistic Manager will promptly report any LD&D actions to the Government PA as a result of tenant inventories.

5.9.     Reports

         Government reporting requirements for tenant activities will be in accordance with the Facility Use Contract.

5.10.    Consumptions

         Not Applicable

5.11.    Utilizations

         a. The tenant shall be required to report utilization data on Mobile equipment in accordance with the Facility Use Contract and the MTI/Government approved Property Plan PL 03-060-100.

         b. The tenant will not be required to report utilization data on other equipment in their possession.

5.12.    Maintenance

         The tenant is required to assure maintenance is performed in accordance with the individual tenant Maintenance Plan. The individual plans, if required by contract, shall be in accordance with the Facility Use contract and the MTI/Government approved Maintenance Plan.

5.13.    Subcontractor Control

         Not Applicable

5.14.    Disposition

         a. The tenant under no circumstances other than delivery to the MTI Logistic Manager shall dispose of any loaned government property.

         b. The MTI Logistic Manager shall be required to dispose of all Government owned property in accordance with the MTI Government approved Property Plan and GP 03-060-103, Section 30.

6.0      REFERENCES

         FAR, Subpart 45

         DOD FAR Supplement Part 245

         PL 04-401-001, Maintenance Plan

         PL 03-060-100, Property Plan

         GP 03-060-103, Section 4 - Storage and Movement

         GP 03-060-103, Section 7 - Types of Physical Inventories

         GP 03-060-103, Section 12 - Marking and Identification of Property

         GP 03-060-103, Section 15 - Lost, Damaged & Destroyed Property

         GP 03-060-103, Section 30 - Disposition of Property

BASIC AGREEMENT NO. 04T002
IONATRON

EXHIBIT C - AMCCOMR 702-9


The following document is attached hereto as EXHIBIT C:

AMCCOM Regulation No. 702-9 - AMMUNITION SURVEILLANCE PROCEDURES FOR AMCCOM INSTALLATIONS


BASIC ORDER AGREEMENT 04T002        EXHIBIT C

                                                                  *AMCCOMR 702-9

                             DEPARTMENT OF THE ARMY
        HEADQUARTERS, U.S. ARMY ARMAMENT, MUNITIONS AND CHEMICAL COMMAND
                        Rock Island, Illinois 61299-6000

AMCCOM REGULATION
No.            702-9                                                  6 May 1987

                                Product Assurance

           AMMUNITION SURVEILLANCE PROCEDURES FOR AMCCOM INSTALLATIONS

Supplementation of this regulation is permitted. One copy will be furnished to Commander, AMCCOM, ATTN: AMSMC--QAD, Rock Island, IL 61299-6000.

                                                                       Paragraph
Purpose........................................................................1
Applicability..................................................................2
Explanation of Terms...........................................................3
Policies.......................................................................4
Responsibilities...............................................................5
Procedures for Inspection of Industrial Materiel...............................6
Instructions for Specific Items................................................7
Evaluating Contractor Performance..............................................8
Inspection Schedules and Records (GOCO Organizations Only).....................9
Surveillance Records and Reports..............................................10
Distribution of Depot Surveillance Record (DSR) and Ammo Data Cards...........11

APPENDIXES

A.       Ammunition Surveillance Functional Responsibilities and Staffing
B.       Geographical Grouping of Ammunition Plants

1.       Purpose.

         a. This regulation, together with SB 742-1 and DARCOM-R 702-20, prescribes policies, responsibilities, and procedures for conducting surveillance of field service ammunition, explosives, and components at U.S. Army Armament, Munitions and Chemical Command (AMCCOM) subordinate installations and activities.

         b. This regulation also provides specific guidance for industrial stocks reportable by AMCCOMR 740-1 and materiel in the Conventional Ammunition Working Capital Fund (CAWCF) Account managed in accordance with (IAW) ARRCOMR 700-23, and instructions for management of the Ammunition Surveillance Program. Additional guidance on unique situations will be provided by AMSMC-QAS.


*This regulation supersedes AMCCOMR 702-9, 16 December 1986

2.       Applicability.

This regulation applies to:

         a. Headquarters (HQ), AMCCOM, Government-owned, Contractor--operated
(GOCO) and Government -owned, Government-operated (GOGO) Army Ammunition Plants
(AAP); Crane Army Ammunition Activity; U.S. Army Armament Research, Development and Engineering Center; U.S. Army Chemical Research, Development and Engineering Center; and AMCCOM arsenals with an ammunition--related mission. Metal parts manufacturing plants and similar facilities which store no ammunition, except for small quantities for guard use, are specifically exempted from this regulation. The parts of this regulation that pertain to evaluating or facilitating evaluation of contractor performance are not applicable to GOGO installations, arsenals, or subordinate activities.

         b. Conventional and chemical ammunition (nonlethal), including all loaded and inert components, propellants, bulk explosives, finished items, special test/experimental explosive materials, and packing material on hand at the aforementioned installations. Installations without resident Quality Assurance Specialists (Ammunition Survei1lance) (QASAS; which store lethal chemical material will be provided with surveillance support IAW DAR COM-R 702-20.

3.       Explanation of Terms.

         a. Ammunition Surveillance: A variety of functions relating to ammunition logistics management. included in these functions are: the inspection, test, and evaluation of ammunition materiel to determine the current degree of serviceability and rate of deterioration; safety of ammunition materiel and explosives during storage, handling, demililitarization, and transportation, including propriety of storage, blocking, bracing, and suitability of transport equipment; and assurance that ammunition materiel and explosives supply disciplines are properly exercised.

         b. Industrial Stocks: Components, parts, assemblies, raw materials, explosives, packaging materials, and any other material on hand at an industrial type processing complex for the purpose of manufacturing or assembly of another item.

         c. Special Test Material: Ammunition or explosives dedicated to, or especially constructed for, purposes of special tests, experiments, malfunction investigations, or engineering evaluations. Items may be calibration lots of standard design, uncataloged variations of standard patterns, experimental designs, of foreign manufacture, or otherwise of unfamiliar configuration.

         d. Field Service Stock: Conventional ammunition, including components, accepted for troop issue and use that is managed by a National Inventory Control Point (NICP).

         e. CAWCF: An account established at selected GOGO and GOCO ammunition manufacturing facilities for the purpose of accounting for HQ, AMCCOM, centrally--procured industrial stocks of conventional ammunition components and for completed items awaiting test or shipment to the field service account or customer.

         f. Quality Check (applies to Security Assistance Program (SAP) shipments only): A verification of materiel condition, more severe than normal inspection, assuring serviceability, appearance, completeness, preservation, packaging, packing, and marking, grant aid agreements, or other special requirements, are IAW applicable directives prior to shipment.

         g. (QASAS Home Station: An installation designated by HQ, AMCCOM, as the duty station for assignment of QASAS. The home station provides QASAS support for a geographical area.

         h. QASAS: A member of the Department of the Army Career Program, described by AR 690-950-20.

4.       Policies.

         a. Every AMCCOM subordinate organization with a mission that includes storage of ammunition and explosives will perform surveillance of ammunition in storage JAW AR 740-1, SB 742--1, and this regulation. Organizations which do not have the capability of performing required inspections shall provide, in March, an annual listing of stocks, by lot number, to Commander, AMCCOM, ATTN;
AMSMC--QAS, Rock Island, 1L 61299-6000, to obtain support.

         b. At GOCO AAPs, functions listed in SB 742-1 and AR 740-1 as QASAS duties will be conducted by the Surveillance element called for, in the plant contract and this regulation.

         c. Materiel assigned to NICP accounts will be inspected JAW specific instructions contained in SB 742-1.

         d. Industrial stocks including CAWCF account materiel will be Inspected IAW specific instructions contained in paragraphs 6 and 7 of this regulation.

         e. Special test materiel will be inspected for safety in storage as a minimum. Additional inspection requirements and intervals may be established by the applicable project manager or the Contracting Officer's Representative (COR) staff (QASAS).

         f. Deviations from inspections and procedures required by this regulation must be specifically authorized by the Associate Director of Product Assurance (AMSMC--QAI), HQ, AMCCOM.

5.       Responsibilities.

         a. The Associate Director of Product Assurance (AMSMC--QAI), HQ, AMCCOM, will:

                  (1) Provide staff supervision of ammunition surveillance programs at AMCCOM subordinate installations/activities.

                  (2) Develop and disseminate surveillance policy and procedures.

                  (3) Authorize deviations from this regulation.

                  (4) Audit surveillance programs periodically to assure compliance with program instructions and provide a written report to the plant commander.

                  (5) Group the AMPs for assignments of QASAS.

         b. Commanders of AMCCOM subordinate installations/activities with ammunition material in storage will implement the Ammunition Surveillance Program. When a commander Is not assigned to an AAP or when the COR functions are assigned to other than the commander, the responsibilities of the commander apply to the official assigned to COR functions.

         c. Commanders of subordinate GOGO installations/activities will assure that any portions of the ammunition surveillance program performed by another activity IAW a host/tenant agreement are appropriately executed.

         d. Commanders of GOCO subordinate installations will:

                  (1) Evaluate the performance of the operating contractor IAW paragraph 8.

                  (2) Assure that the contractor provides inspection support and facilities to Government inspectors as required. Contractor work schedules, inspection records, and lot number listings must be provided on a regular basis to ensure effective and efficient evaluation of contractor performance.

                  (3) Provide QASAS support to installations within geographical areas, (home station commanders only).

                  (4) Forward written notification of contractor discrepancies to the contractor for resolution and response.

                  (5) Provide assigned QASAS with direct access to the commander on ammunition surveillance and explosive safety matters.

Note: The operating contractors at the GOCO AAPs will perform the surveillance of stocks in storage to the extent required by the appropriate contract.

         e. QASAS assigned to GOCO installations will:

                  (1) Perform functions identified as Government responsibilities and evaluate contractor performance of surveillance IAW paragraph 8. QASAS are assigned to an individual plant or to a geographic area with responsibility for all plants in that area. See appendix B for identity of plants grouped by area.

                  (2) Conduct on-site review of all plants in the area of responsibility, normally on a monthly basis. When justified by workload, and/or low rate of discrepancies, a written request to reduce frequency to quarterly or semiannually may be submitted to AMSMC-QAS. AMSCS-QAS will coordinate with the commander of the concerned plant before approving any reduction of frequency. In all cases, on-site presence of the QASAS is required to ensure requirements of paragraph 8 are met.

                  (3) Serve as the Government operational focal point on matters governed by this regulation. This includes coordination locally and with HQ, AMCCOM.

                  (4) Prepare Standing Operating Procedures (SOPs) for evaluation of contractor performance of all operations covered by paragraph 8. Review contractor's written SOP for operations covered by paragraph 10.

                  (5) Conduct special inspections to ascertain true conditions when there is reason to suspect that stored components or finished items are not assigned proper condition code.

                  (6) Perform SAP quality check inspection for materiel suitability, prior to shipment to foreign governments. Quality standards, procedures, and reporting requirements for Army SAP shipments are in SB 742-2 and AMCCOM Suppl to DARCOM-R 702-3. Where feasible and when the supply requirement is known in advance, SAP inspections should be performed concurrently with the production process to preclude unpack and repack.

                  (7) Additionally, QASAS training and experience permits performance of other duties as assigned by the installation commander. Such functions may include chemical surety functions or evaluation of contractor performance of contractual requirements in areas other than ammunition surveillance such as ammunition storage, transportation, and explosive safety.

6.       Procedures for Inspecting Industrial Account Materiel (including
         CAWCF).

         a. Inspections of troop issuable ammunition in level A packaging may be conducted as specified in SB 742-1, unless otherwise directed in paragraph 7.

         b. Components, including inert components and packing materiel will he subject to initial surveillance inspection at the end of 1 year from the date of receipt or the date of local manufacture. This inspection will be as defined by SB 742-1 for initial receipt inspection and will be performed not later than 3 months after the 1-year period. Thereafter, periodic inspections will be performed every 2 years, except as otherwise directed in paragraph 7.

         c. Serviceable lots will be assigned condition code D when the appropriate due date for Inspection is exceeded by 3 months, and condition code D will apply until the required inspection is performed.

         d. Pre--issue inspection will be performed if materiel which has not been inspected within the specified interval is selected for issue off the installation or if the inspector determines that additional inspection is advisable prior to releasing the materiel for shipment. SAP quality checks will be performed IAW 58 742--2.

         e. When stocks are stored under adverse conditions, the materiel may be examined on a lot basis more frequently, as determined necessary.

         f. When materiel intended for storage is received from another storage activity and the UM Form 3022--R (Army Depot Surveillance Record) (DSR) shows that required inspections/ tests were performed within the specified time interval, inspection for damage In transit will be performed. If additional inspection is Indicated, the scope will be as determined necessary by the inspector in charge.

         g. Sample sizes and acceptance/rejection numbers:

                        SAMPLE SIZE  ACCEPT/REJECT  NUMBERS MAJOR  (DEFECTIVES)
                         SAA OTHER     CRITICAL         AC-RE          MINOR
                                         AC-RE                         AC-RE
OUTER PACK              20      20      0    1          1  2           2    3
INNER PACK              20      20      0    1          1  2           2    3
BELT (SAA)              20              0    1          1  2           2    3
ITEM (OTHER)                    20      0    1          1  2           2    3
ITEM (SAA THRU 30 mm)  300              0    1         14  15         21    22

Note: Inner pack and item samples must be selected from a minimum of 10 outer packs. Additional outer packs must be inspected at either the inspection or storage location(s) to make a total sample size of 20.

Note: If rounds are linked, 20 belts should be inspected for defective links and subjected to a torsion test and a dead weight test as required by SB 742--1.

         h. Inspection samples will be selected on a random basis. Explosive loaded items and components will normally be removed from storage and transported to the inspection site. Packs and containers will be carefully opened and the contents removed and inspected for nonstandard conditions. Following inspection, the items will be repacked as nearly as possible to original condition and returned to storage. Inspections at the storage site must be conducted in compliance with all safety regulations.

         i. All inspections and tests prescribed by this regulation will be performed using applicable technical data (drawings, specifications, data cards, etc.) and adhering to explosive safety requirements.

         j. Definition and classification of defects in SB 742-1 will be used.

         k. SOPs will tie prepared for inspections and requirements of this regulation. SOPs will be reviewed by QASAS and approved by the AAP commander/CUR.

         l. Components will be inspected for deterioration. However, readily discernible defects attributed to manufacture, transportation, or handling will be noted and charged to the lot only when considered to be representative of the lot. Finished items will be inspected for issue and use characteristics. This includes the item, packs, and palletization.

         m. DA Form 3022-R will be prepared and kept up-to-date for each lot or serially numbered explosive item, component, or packing material. See paragraph 10.

         n. The condition codes prescribed by AR 725-50 and implementing instructions will be used to classify all stocks.

7.       Instructions for Specific items.

         a. Black Powder: Black powder containers which show evidence of moisture pickup will be removed from the magazine, transported to inspection site, and opened. Contents will be inspected for evidence of loss of serviceability through moisture absorption (partial lumping). Any evidence of moisture absorption will be reported by letter to Commander, AMCCOM, ATTN:
AMSMC-QAS, Rock Island, IL 61299-6000. RCS exempt: AR 335-15, paragraph 5-2c(3).

         b. Initiating Explosives: Initiating explosives are very sensitive to friction, heat, or impact. Bulk initiating explosives are stored wet. Every effort shall be made to prevent the liquid from freezing; if frozen, the explosive materiel shall not be handled. Following inspections shall be performed on each container and contents, as applicable.

                  (1) Inspection shall be conducted annually (September is recommended) prior to onset of cold weather to assure concentrations of alcohol will prevent freezing of the alcohol--water solution. Hydrometer readings will be taken from each container. The Inspection should include visual inspection of all interior packs and components (such as sawdust, cloth bags) for defects listed in appropriate specification. However, contents (explosive filled bags) will not be removed from containers solely for the purpose of inspection. The annual inspection may be performed in conjunction with the following monthly inspection.

                  (2) Monthly inspection shall be conducted for the following defects:

         (a) Containers and covers cracked, allowing leakage or evaporation.

         (b) Gaskets (if present) cracked, broken, or not properly secured to flange of cover.

         (c) Major rusting or pitting of metal containers.

         (d) Water--alcohol solution not at proper level within container.

Note: Immediate corrective action will be taken on any defects noted.

         c. Bulk Explosives and Oxidizing Materials:

                  (1) High Explosives. Containers of high explosives (TNT, tetryl, composition A, A--3, B, and C--3, picric acid, explosive D, etc.) will only be opened for inspection of contents during periodic inspections when outer packs display signs of unserviceability. Any abnormality will be recorded.

                  (2) Oxidizing Materials. Peroxides of barium, strontium, etc., are very hygroscopic and normally the container will not be opened until the material is to be used. Moisture releases nascent oxygen from these compounds. This and the corrosive hydroxide residue can corrode the container, causing contamination of the Contents. The container will be inspected to determine serviceability. When defective containers are encountered, a request for disposition instructions will be submitted to Commander, ATTN: AMSMC-QAS, Rock Island, IL 61299-6000. RCS exempt: AR 335-15, paragraph 5--2c(3).

         d. Bulk Propellant and Propellant Charges:

                  (1) These items will be inspected and stability tested IAW SB 742.1300-94-2, except for special test lots which are exempt from the provisions of this subparagraph and are to be treated as specified in f below.

                  (2) Propellant reassessment tests will be conducted as required by SB 742-1300-94-2 and applicable specifications for bulk propellant and component charges. A reassessment is not required for separate loading propellant charges or propellant charges assembled to complete rounds. The requirement for a propellant lot to be reassessed is based upon a time frame specified in the Propellant Acceptance Sheet. Propellants which have exceeded the loading authorization date will be assigned condition code D; but will not be reassessed until a known requirement exists or unless directed by ANCCOM.

                  (3) Stocks of propellant lots: bulk, bulk peck charges and increments, and separate loading charges on hand will be reported to Commander, AMCCOM, ATTN: AMSMC-QAS, annually, to arrive at HQ, AMCCOM, by 15 March. Report data by letter in the following format:

                           (a) DODIC.

                           (b) NSN.

                           (c) Lot number, propellant lot (or propelling charge
                  lot).

                           (d) Lot number, component propellant lot.

                           (e) Condition code.

                           (f) Quantity (pounds, charges, increments, etc.).

                           (g) Owner account.

If machine generated, report may be sent as a letter enclosure. Date submitted will be used by HQ, AMCCOP4, to determine requirement for stability testing.
RCS: AMC 872, Identification of Special Account Propellant Lots, applies to GOGO installations. COCO installations will report under Data Item Description DI-MISC-80193. SB 742-1 applies.

         e. Inspection of Explosive Components: Components for which specifications require testing or reassessment prior to a specified time of use (primers, ignition cartridges) and which have exceeded the time frame provided by the specification will be assigned condition code D. Testing will not be conducted until a known requirement exists, and as directed by AMCCOM. Installations performing tests shall report results to AMSMC-QAS on DA Form 984 (Munition Surveillance Report). RCS exempt: AR 335-15, paragraph 5-2c(3).

         f. Items Belonging to Other Agencies: Ammunition or other explosive items stored for other Government agencies or private contractors are subject, as a minimum, to a receipt inspection and safety in-storage inspections. Additional inspection procedures and their frequencies shall be specified in the appropriate support agreement or memorandum with the owner. This includes, but is not necessarily limited to, foreign, experimental, and test ammunition and materiel stored in sites leased to private concerns of Government agencies, as authorized by DOD Directives 6050.8. Any deficiencies with an explosive hazard potential shall be reported immediately to AMSMC-SF and AP4SMC-QAS, in addition to requirements of the appropriate support agreement. RCS exempt: AR 335-15, paragraph 5-2c(3).

         g. Items Belonging to ThirdParty Contractors: Ammunition and explosive items stored and transported by third-party contractors will be inspected to ensure installation safety. Surveillance will include inspection of shipping operations for safety IAW AMCR 385-100 and inspection of storage sites for safety in storage. Discrepancies will be locally reported and corrected.

         h. Inspection of Inert Items: As an exception to interval of 2 years specified by paragraph 6b, inspection may be limited to visual examination of the outer pack for evidence of moisture or damage when previous inspection(s) have not detected any deficiencies. The decision to limit inspection to the outer package must include evaluation of storage conditions. Complete inspection must be performed at not less than 4 year intervals, using the following criteria:

                  (1) Each lot of inert components will be visually inspected for:

                           (a) Corrosion or rust.

                           (b) Damaged or insufficient plating.

                           (c) Presence of foreign materials (dirt, grease,
                  etc.).

                           (d) Cracks.

                           (e) Dents end distortion.

                  (2) Packing material will be visually inspected for the following defects:

                           (a) Improper, insecure, or damaged closure.

                           (b) Rust or corrosion.

                           (c) Wet or mildewed containers.

                           (d) Damage affecting serviceability.

         i. Magazine and Warehouse Inspection: Magazines and other buildings in which ammunition and components are stored will be given a formal Inspection at 7-month intervals using inspection standards provided by SB 742-1. Inspection frequency may be increased at the commander's discretion. Outer packs of stored materiel will be visually inspected for evidence of moisture or damage. When outer packs show evidence of questionable serviceability of contents, an item inspection will be performed. Sampling will be IAW paragraph 6.

         j. Inspection of Transportation Equipment: Installation transportation officers are responsible for shipment of ammunition and explosives and inspection of transportation equipment IAW established rules and regulations. Specific guidance is provided by AR 55-333 and Department of Transportation regulations. QASAS personnel will provide support to the transportation officer and perform safety monitoring functions prescribed by AR 702-6, AR 702-12, and AMCR 385-100. At AAPs for which the HQ, AMCCOM, Transportation and Traffic Management Directorate performs transportation officer's responsibilities, QASAS personnel will automatically act in the transportation officer's place, regarding subject inspections.

         k. Inspection of Special Account Materiel: The surveillance program will include all stocks of ammunition and related materiel in storage. Materiel in a special account, such us the demilitarization account or property disposal account, shall be subjected to safety in storage inspections as defined by SB 742-1. A review of account records of such stocks shall be made annually to ensure specified inspections are made.

         l. Use of Ammunition Cages and Ammunition Peculiar Equipment (APE):
Ammunition gages and equipment specifically designed for use in acceptance inspection or manufacturing of ammunition items are authorized for use during normal surveillance inspections. When such equipment is available at AAPs to perform all required inspections and tests, standard gages and APE are not mandatory for use.

8.       Evaluating Contractor Performance.

         a. Evaluation of Contractor Surveillance Performance: Ammunition Surveillance is defined as a variety of functions relating to ammunition logistics management. Included in these functions are the inspection, test, and evaluation of ammunition materiel to determine the current degree of serviceability and rate of deterioration; safety of ammunition materiel and explosives during storage, handling, and transportation, including propriety of storage; blocking, bracing, and suitability of transport equipment; and assurance that ammunition materiel and explosives supply disciplines are properly exercised.

         b. The QASAS will provide an evaluation of the contractor's performance of surveillance inspections and support, using criteria provided to the plant for overall evaluation of contractor performance (by award fee criteria, as specified by the appropriate contract). A report shall be provided to the installation's commander/COR, not less than semiannually. RCS exempt: AR 333-15, paragraph 5-2e(6). An information copy of all evaluation reports will be provided to AMSMC-QAS.

         c. Reports of contractor deficiency (00 Form 1715) will be submitted for signature to the commander/COR prior to forwarding to the contractor for correction and reponse. Whenever the application or the procedures are determined inadequate, the contractor will be advised, in writing, and requested to take corrective action. Follow-through action will be accomplished, as necessary.

         d. The QASAS will assure the contractor is aware of all checkpoints to be included in the Government evaluation. The QASAS must assure that the contractor's procedures include inspections that comply with all pertinent contractual, regulatory, and technica1 requirements.

         e. Both AMSMC-QAS and the COR will make a determination of compliance and implementation of the surveillance program using following indicators:

                  (1) Adequacy of contractor's surveillance plan.

                  (2) Administration of the plan.

                  (3) Lot stock status current and available for Government use.

                  (4) Copies of Inspection/work schedules available from the contractor prior to commencing work for the following four items:

                           (a) Inert items

                           (b) Building, magazine, and warehouse inspections.

                           (c) Ammunition and component inspections.

                           (d) Rail and carrier vehicle inspections.

                  (5) Inspection results made available to the CUR.

                  (6) Deficiencies corrected in reasonable time after detection.

                  (7) Nonconforming materiel properly controlled.

                  (8) Nonconforming materiel promptly reported.

                  (9) Availability end use of technical data.

                  (10) Use of correct sample size.-

                  (11) Inspection for all appropriate characteristics.

                  (12) Availability and use of proper inspection equipment.

                  (13) Proper application of condition codes.

                  (14) All defects in samples detected and properly recorded.

                  (15) Maintenance of technical history of each lot on DA Form 3022--R.

                  (16) Defects noted by the COR, not reported by contractor during inspection, for the following:

                           (a) Ammunition and component inspection.

                           (b) Railcar and carrier vehicle inspection.

                           (c) Initiation, completion, adequacy, and timeliness
                  of DSR cards.

                           (d) Magazine inspection.

                           (e) Disposal operations.

                  (17) Worldwide Ammunition Reporting System (AR 700--22) current and updated as required.

                  (18) Contractor's suspension/restriction procedure and log adequate.

         f. Evaluation Instructions.

                  (1) Magazine Inspection: Conduct a verification-type Inspection. The basis for the inspection will be detection of defects not reported by the contractor. The sample size will be at least 15 percent of those reported by the contractor to be free of defects and 15 percent (but not less then one magazine) of those reported with defects.

                  (2) Rail Car and Carrier Vehicle Inspections: At installations having an assigned transportation officer, the QASAS will monitor contractor-performed equipment inspections at a frequency determined by the transportation officer. Monitoring by QASAS for factors established by AR 702-6, AR 702-12, and AMCR 385-100 will be accomplished at a frequency of 15 percent. At installations for which HQ, AMCCOM, Transportation and Traffic Management Directorate performs transportation officer functions, QASAS personnel will perform all monitoring of the contractor's inspections. Frequency will be 15 percent. Monitoring must determine the adequacy of compliance with AR 35-355, AMCR 385-100, Department of Transportation regulations, and technical data, including blocking and bracing drawings. Deficiencies undetected by the contractor will be presented by formal report as follows (RCS exempt: AR 335-15, pare 5-2c(3)):

                           (a) For Installations with a COR-assigned
                  transportation officer, discrepancy reports will be routed through the transportation officer to the commander/COR for submittal to the contractor. If there is an immediate need for correction, the transportation officer will be advised of circumstances and is responsible for the final decision. Delegation of decision authority to the QASAS by the transportation officer shall be determined locally.

                           (b) For installations for which HQ, AMCCOM,
                  Transportation and Traffic Management Directorate performs transportation officer functions, deficiencies detected by the QASAS and undetected by the contractor will be presented by formal report to the commander/COR for submittal to the contractor. A copy of the report will be furnished to Commander, AMCCOM, ATTN: AHSMC-TMP. However, if needed immediately, on-the-spot corrections will be made.

                  (3) Inspection of Ammunition and Components: To evaluate the contractor's performance of inspections, the QASAS will monitor 15 percent of the inspections. The checkpoints are;

                           (a) Availability and use of technical data (drawings,
                  specifications, local SOP, and ammunition data cards).

                           (b) Using correct sample size.

                           (c) Contractor detection and recording of all defects
                  in the samples.

                           (d) Availability and use of proper tools, gages,
                  equipment, etc.

                           (e) Compliance with safety and security regulations
                  and procedures.

                           (f) Adequacy of application of condition codes.

                           (g) Other areas as locally determined necessary.

                  (4) Records, Reports, and Administration: Evaluation checkpoints are:

                           (a) Preparation of' DSR cards. Cards must be
                  initiated in a timely manner and contain all necessary Information. Check will include review of performance of inspections on schedule.

                           (b) Acting on suspensions and restrictions
                  promulgated by TB 9-1300-385 and from other services. Assure related condition code change information is provided to contractor activities responsible for inventory control and that the DSR cards reflect the information.

                           (c) Assurance that lot number listings furnished to
                  the QASAS to facilitate evaluation of contractor performance are timely and accurate and that all information has been reported.

                           (d) Requests for disposition instructions. Check
                  should include timeliness and adequacy of preparation, whether requests were prepared in all required instances, followup actions, etc.

                           (e) Availability and adequacy of SOP for contractor
                  inspection operations.

                           (f) Electrical continuity and adequacy of lightning
                  protection systems. Records must reveal that inspections required by AMCR 385-100 have been accomplished and that corrective actions have been taken.

                           (g) Other areas, as locally necessary.

                  (5) Sampling - Monitoring and Verification: When contractor performance is locally evaluated as being highly satisfactory, sampling may be reduced to 10 percent in any or all of the preceding areas, as locally determined appropriate. When performance is questionable, sampling may be increased to 20 percent or more. The contractor will be apprised of tightened inspection requirements. The necessity for tightened inspection is normally indicative of a need for better inspection effort by the contractor. In these cases, the contractor must be apprised of the facts arid directed to improve performance.

         g. QASAS monthly evaluation of Contractor Surveillance Program will be based on a 100-point rating system. Each of 25 listed indicators is equally weighted and is worth 4 points. A maximum of 3 points may be granted for contractor compliance and 1 point for corrective action for an indicator if no deficiencies are noted, 4 points may be granted for that indicator. Surveillance inspections by higher headquarters, when performed, will account for a maximum of 50 points for that period only. COR review and contractor corrective action maximum points will then be reduced by half. An adjective rating will be assigned based on total points granted.

Adjective Rating   SUBMARGINAL   MARGINAL    GOOD   VERY GOOD   EXCELLENT
----------------   -----------   --------    ----   ---------   ---------
                      0-60        61-70     71-80     81-90       91-100

9.       Inspection Schedules and Records (GOCO organizations Only).

         a. Before starting any work, the contractor will provide copies of inspection/work schedules and related activities, performed under the requirements of this regulation, to the QASAS.

         b. Copies of inspection records will be made available to the QASAS by the contractor. This includes, but is not limited to, magazine inspection reports, lightning protection tests, DSR cards, and DD Forms 626 (Motor Vehicle Inspection).

         c. Stock status of components and finished items (para 4c) will be made available to the QASAS. Stock status data will include NSN or drawing number, as applicable, lot number, condition code, date of receipt (for components), date of manufacture (for locally produced items), and any other data as locally deemed necessary to effectively evaluate contractor performance. A stock status report reflecting above data will be furnished, on request, to Commander, AMCCOM, ATTN: AMSMC-QAS. RCS exempt AR 335-15, paragraph 5-2i.

10.      Surveillance Records and Reports.

         a. OM Form 3022-R, Army Depot Surveillance Record (DSR).

                  (1) Army DSR will be Initiated for each lot or serial number of ammunition, components (explosive loaded or inert), and packing material in industrial account immediately following initial surveillance inspection, or if the item is assigned other than condition code A after acceptance. DSR for field service stock will be initiated upon acceptance into a field service account. The results of all investigations, inspections, and tests and a record of any unusual conditions affecting the ammunition will be entered on the card to become part of the technical history of the lot/item.

                  (2) The method and scope of posting to DA Form 3022-R will be IAW SB 742-1.

         b. Suspension Control

                  (1) Control of suspended stock is a function of the organization with responsibility for ammunition surveillance. Responsibility includes:

                           (a) Maintaining the installation's master suspension
                  record.

                           (b) Assuring that suspended items which are
                  restricted from handling or movement are not moved, handled or shipped, except as specifically authorized by higher headquarters.

                           (c) Assuring proper reporting of suspended stocks.

                  (2) Suspended stocks in storage should be appropriately identified using DD Form 1575 (Suspended Tag - Material) or DD Form 1575-1 (Suspended Label - Material) or equal, forms provided by MIL-STD-l29, to preclude unauthorized handling or issue. In addition to applicable Information as requested on the form, the tag will be stamped or marked in red letters with one of the following remarks, as applicable: "Suspended - issue Prohibited" or "Suspended from Issue, Movement, and Use." Lettering should be the largest possible that is compatible with the forms. Forms should be securely attached to the affected lot in storage and to the magazine data card, to preclude loss during magazine storage operations.

         c. Condition Code Change. DA Form 4508 (Ammunition Transfer Record), or equal, will be used to accomplish location condition code, NSN, nomenclature, and lot or serial number changes. Changes will be initiated by or processed through and concurred in by the functional element assigned responsibility for ammunition surveillance, and reviewed by QASAS.

         d. Unserviceable Materiel. Unserviceable field service and CAWCF materiel will be reported on DA Form 2415 (Ammunition Condition Report (RCS CSGLD-1202)). Instructions for use and completion of DA Form 2415 are in DA Pamphlet 738-750. DA Forms 2415 for industrial stocks do not need a cost estimate and will be submitted to Commander, AMCCOM, ATTN: AMSMC-PDM. All required local coordination for recommended disposition should be accomplished prior to submission. unserviceable locally procured/fabricated materiel will be reported IAW AMCCOMR 140-1.

11.      Distribution of Depot Surveillance Record Cards and Ammunition Data
         Cards.

Installations will furnish one copy of the DSR card and Ammunition Data Card to receiving installations for each lot, batch, or group of stocks shipped IAW SB 742-1 (except that if no DSR has yet been established, the fact will be annotated on the shipping documents).

APPENDIX A
AMMUNITION SURVEILLANCE FUNCTIONAL RESPONSIBILITIES AND STAFFING

1. Organization: The Ammunition Stockpile Reliability Program includes physical inspection and condition classification of all ammunition items of issue and related materiel in storage. Administratively, the management of this function is an integral part of the Government quality element. The supervisor of the quality element may be a QASAS, Career Program 20, or a Quality Assurance Specialist, Ammunition, Career Program 15.

         (a) The functional supervisor of the quality element will ensure:

                  (1) Adequate QASAS staffing.

                  (2) Planning and scheduling the program on the basis of installation policy, available funds, basic objectives, and the like.

                  (3) Determination of project priorities on a managerial and policy basis rather than on a detailed understanding of the technical phases and operating procedures of the work.

                  (4) Review of QASAS work from a progress, or policy (or other similar program) point of view. The question of technical adequacy or accuracy of work performed is not of concern in this function.

                  (5) Completion of QASAS performance appraisals by the appropriate official.

                  (6) QASAS access to the commander on explosive safety and ammunition surveillance matters.

         (b) The senior QASAS assigned shall:

                  (1) Serve as the functional focal point for the Ammunition Surveillance program.

                  (2) Provide technical direction of the Ammunition Surveillance program.

                  (3) Submit Ammunition Surveillance reports to higher HQ.

                  (4) Evaluate contractor performance of Ammunition Surveillance program requirements.

2. Staffing: The QASAS Career Program is administered on a centralized basis by the Ammunition Civilian Career Management Office, U.S. Army Defense Ammunition Center and School, Savanna, IL. The Career Program functions through a mandatory rotation, directed placement system. Additional details, including filling of positions are provided by AR 69O-9O-2O.

         (a) The hiring installation determines QASAS requirements, supervises, rates, and appraises assigned QASAS. Technical direction is provided by AR 740-1, AR 702-6, AR 702-12, SB 742-1, and this regulation.

         (b) Personnel spaces for QASAS will be based upon the workload represented by required surveillance inspections. Workload is computed as follows:

                  (1) Field Service Stock: Number of lots on hand divided by the inspection interval stated in SB 742-1 equals the yearly average workload.

                  (2) Industrial Stock: Number of lots on hand divided by the inspection Interval (2 years) provided by this regulation equals the yearly average workload.

                  (3) Magazine Inspection: Number of magazines multiplied by 1.7 (7-month inspection interval).

                  (4) Transportation Inspections.

         (a) Outgoing: Number of transportation units multiplied by 2 (inspection required before and after loading).

         (b) Incoming: Number of transportation units (Inspection required prior to entry to the installation).

                  (5) Area and Demil Inspections: Number of hours required to adequately monitor area and demil operations for safety and compliance with local SOP. Monitoring of demil will include inspection of residue and certification of demil IAW procedures in SB 742-1 and this regulation.

         (c) Manhours required for individual activities are best computed from installation history. A valuable source of manhour data is the Quality Assurance (Ammunition) Quarterly Management Report, RCS DRCQA 124, prepared IAW DARCOM-R 702-7. Contract Data Requirements List sequence no. 385 applies.

         (d) At GOCO installations, impact of the individual contract on required manhours must be considered. QASAS review is required on 15 percent of contractor performed inspections. Total QASAS workload must consider all elements such as:

                  (1) Temporary duty to other plants served by the home station QASAS.

                  (2) Estimated manhours required for inspections performed personally by the QASAS, such as Foreign Military Sales (FMS) and Prepositioned (PREPO) shipments.

                  (3) Administrative requirements such as evaluation of contractor performance.

                  (4) Leave and training hours.

3. Responsibility of Contractor: At GOCO AAPS specific contract clauses shall be included for the Ammunition Surveillance requirements. The following matrix charts provide typical responsibilities for various phases and elements.

         (a) TASK: INSPECTION OF MATERIEL IN STORAGE.

                                     FIELD SERVICE         INDUSTRIAL SERVICE
      DESCRIPTION OF                 RESPONSIBILITY           RESPONSIBILITY
          FUNCTION                GOVERNMENT CONTRACTOR    GOVERNMENT CONTRACTOR
      ---------------------       ---------------------    ---------------------
(1)   Schedule                        X                                   X
(2)   Select samples                  X                                   X
(3)   Transport samples,                         X                        X
      as required
(4)   Prepare (unpack,etc)                       X                        X
      samples
(5)   Inspect                         X          X                        X
(6)   Prepare report, assign          X                                   X
      condition code

(7)   Prepare samples for                        X                        X
      storage (repack)
(8)   Return samples to                          X                        X
      storage
(9)   Evaluate above
      contract work IAW
      paragraph 8 for:
  (a) Proper criteria                 X                         X
  (b) Proper application of           X                         X
      criteria
  (c) Condition code changes          X                         X

* Contractor will conduct inspection of field service stocks to the extent and under the direction of the COR staff (QASAS).

         (b) TASK: INSPECTIONS OF MAGAZINE, WAREHOUSES AND AMMUNITION STORAGE SITES.

                                             FIELD SERVICE AND INDUSTRIAL STOCKS
DESCRIPTION OF FUNCTION                                RESPONSIBILITY
----------------------------------------     -----------------------------------
                                                 GOVERNMENT         CONTRACTOR
                                             -----------------   ---------------
(1)   Schedule                                                          X
(2)   Obtain planograph                                                 X
(3)   Review planograph for:
  (a) Item compatibility X
  (b) Net explosive weight X
(4)   Using check list provided by SB 742-
      1, inspect magazine/warehouse for:
  (a) Compliance with storage drawings                                  X
  (b) Accuracy of planograph                                            X
  (c) Structural deficiencies                                           X
  (d) Unsafe storage practices and procedures                           X
(5)   Inspect and test lightning protection                             X
      system
(6)   Prepare and distribute report of                                  X
      discrepancies
(7)   Ensure adequate corrective action                                 X

(8)   Evaluate above work IAw paragraph 8
      for:
  (a) Proper criteria                                X
  (b) Proper application of criteria                 X
  (c) Adequate corrective action                     X


(c) TASK: INSPECTION OF OUTGOING AMMUNITION SHIPMENTS.

                                         FIELD SERVICE      INDUSTRIAL SERVICE
     DESCRIPTION OF                     RESPONSIBILITY        RESPONSIBILITY
       FUNCTION                     GOVERNMENT CONTRACTOR  GOVERNMENT CONTRACTOR
-----------------------------       ---------------------  ---------------------

(1)   Review shipping
      documents for:
  (a) Suitability of                     X                                 X
      selected lot
  (b) Correct item identity              X                                 X
  (c) Correct Department of              X                                 X
      Transportation
      nonemclature
(2)   Determine                                                            X
      requirements for
      functional clearance
      (FMS, PREPO,
      Overhead Fire),
(3)   Obtain functional                  X                      X
      clearance
(4)   Inspect conveyance                 X                      X
      (DD Form 626)
(5)   Report unacceptable                          X                       X
      conveyance
(6)   Inspect loading
      operation for:
  (a) Correct material                             X                       X
  (b) Proper loading techniques                    X                       X
  (c) Safety in handling                           X                       X
  (d) Compliance                                   X                       X
      w/outloading dwg
      requirements
(7)   Perform final                                X                       X
      inspection of
      shipment/properly
      secure conveyance
      (DD Form 626)

(8)   Report operational                           X                       X
      deficiencies
(9)   Evaluate above
      contractor work IAS
      paragraph 8 for
  (a) Proper criteria                    X                      X
  (b) Proper application of              X                      X
      criteria
  (c) Proper reporting of                X                      X
      deficiencies
  (d) Adequate corrective                X                      X
      action on deficiencies

(d) TASK: INSPECTION OF INCOMING AMMUNITION SHIPMENTS.

DESCRIPTION OF FUNCTION                                  RESPONSIBILITY
---------------------------------------       ----------------------------------
                                                 GOVERNMENT         CONTRACTOR
                                              ----------------    --------------
(1)   Inspect incoming conveyance for:
  (a) Safety aspects of equipment
      (DD Form 626)                                                      X
  (b) Evidence of tampering or sabotage                                  X
  (c) Evidence of damage in transit                                      X
  (d) Improper blocking and bracing                                      X
(2)   Inspect receiving operations for:
  (a) Unsafe operating practices                                         X
  (b) Compatibility and explosive safety                                 X
(3)   Prepare reports of deficiencies                                    X
(4)   Submit reports of deficiencies                  X
(5)   Monitor above contractor work IAW
      paragraph 8 for:
  (a) Proper criteria                                 X
  (b) Proper application of criteria                  X
  (c) Adequate corrective action on
      deficiencies                                    X

(e) TASK ADMINISTRATION.

DESCRIPTION OF                                FIELD SERVICE AND INDUSTRIAL STOCK
   FUNCTION                                              RESPONSIBILITY
----------------------------------------      ----------------------------------
                                                  GOVERNMENT        CONTRACTOR
                                              -----------------   --------------
(1)   Maintain lot listing of stocks in storage                          X
(2)   Prepare and maintain ammunition data                               X
cards
(3)   Prepare reports                                                    X
(4)   Submit reports                                    X
(5)   Prepare and maintain DSR, DA Form                                  X
      3022-R
(6)   Prepare SOP                                                        X
(7)   Review/approve contractor operational             X
      SOP
(8)   Receive/ensure receipt of all suspensions,        X                X
      restrictions, and releases, and Ammo
      Information Notices
(9)   Maintain master suspension file                   X                X
(10)  Check stock records for suspended/
      restricted lots                                   X*               X
(11)  Place/remove suspended tags on/from                                X
      stock
(12)  Prevent shipment/issue of suspended/              X*               X
      restricted stocks
(13)  Evaluate above contractor work IAW
      paragraph 8 for:
  (a) Proper procedure                                  X
  (b) Proper application of procedure                   X
  (c) Adequate corrective action                        X
      on deficiencies

* Field Service Stocks Only.

(f) TASK: INSPECTION OF MAINTENANCE, DEM1L AND AREA OPERATIONS.

                 DESCRIPTION OF FUNCTION                    RESPONSIBILITY
-------------------------------------------------    ---------------------------
                                                      GOVERNMENT    CONTRACTOR
                                                     ------------  -------------
(1)   Ensure all operations are conducted IAW                            X
      approved SOP
(2)   Enforce quantity distance requirements                             X
      and explosive limits in all area operations
(3)   Inspect memo maintenance operations for                            X
      quality and safety requirement
(4)   Inspect storage and demil operations for                           X
      safety requirements
(5)   Prepare reports of deficiencies and                                X
      submit to operating element
(6)   Follow up reports to ensure appropriate                            X
      corrective action
(7)   Evaluate above work IAW paragraph 8                  X
      for adequacy


APPENDIX B
GEOGRAPHICAL GROUPING OF AMMUNITION PLANTS

                       Home Station                    Supported Installation
                       ------------                    ----------------------
Group A                Lone Star
Group B                Redford                         Volunteer
                                                       Holston
Group C                Lake City                       Sunflower
                                                       Kansas
Group D                Indiana                         Revenna
Group E                Iowa                            Joliet
                                                       Badger
                                                       Twin Cities*
Group F                Milan
Group G                Louisiana                       Mississippi
Group H                Longhorn

* Support to be provided when ammunition is stored.

                           The proponent of this publication is the HQ, AMCCOM, Product Assurance Directorate. Users are invited to send comments to Commander, AMCCOM, ATTN:
                           AMSMC-QAS-C, Rock Island, IL 61299--6000

FOR THE COMMANDER:

OFFICIAL:                                            MURRAY C. SWINDLER
                                                      Colonel, GS
                                                     Chief of Staff

/s/ Paulette J. Mionor
PAULETTA J. MINOR
CPT, CS
Adjutant

DISTRIBUTION:
A, B-1, B-2, B-3, B-5, B-6
Crane AM (SMCCN--RMA) (5)
AMSMC-QAS-C (5)

BASIC AGREEMENT NO. 04T002
IONATRON


                                    EXHIBIT D

                                    ORDER 001

BASIC ORDER AGREEMENT                                                  ORDER 001

1. Order 001 (hereafter referred to as "Order" or "subcontract") is issued pursuant to Basic Agreement 04T002 (the "Agreement") and incorporates all the terms and conditions of the Agreement between MASON TECHNOLOGIES INC. (hereafter referred to as "MTI" or "Contractor") and IONATRON INC. (hereafter referred to as "SUBCONTRACTOR") in such a manner as if set forth in full text.

2. This Order grants to SUBCONTRACTOR the right to use approximately 50,148 square feet of space in Building #9101, as shown on Exhibit A (the "Facility"), including parking and ingress/egress and the right, in common with others, to the use of supporting facilities and roadways. This right is granted for a period of five (5) years, to commence on the Commencement Date (as defined herein in Paragraph 3.D) and to expire on the last day of the month in which occurs the fifth
         (5th) anniversary of the Commencement Date (the "Expiration Date"), subject to two (2) five (5) year extension options as more particularly set forth in the Agreement. The negotiated monthly Fixed Service Fee for this right is shown on Exhibit C. Maintenance obligations of the parties are described on Exhibit D.

3.       A.       The parties anticipate that with and to the extent of funding provided by the Army, the Contractor shall make certain initial modifications to the Facilities, as shall be mutually agreed to by the parties (the "ARMS Facility Modifications").
                  The Army shall be responsible for the inspection and acceptance of such work. These modifications are described in the Conceptual Statement of Work (the "Charette") annexed hereto as Exhibit E. The Charette embodies the current design requirements which shall be superseded and replaced with a 60%
                  Design/Build Engineering Package (the "Plans") as agreed to by the parties.

         B. Not later than the date which is 30 calendar days after the Initial Funding Approval Date (as hereinafter defined in paragraph E below), Contractor shall prepare the Plans for all work to be performed by Contractor at the Facilities, which Plans shall be prepared by Contractor (i) in compliance with all applicable laws and (ii) substantially in accordance with the Charette. SUBCONTRACTOR shall attend and actively participate in Design Reviews as scheduled by the Contractor. SUBCONTRACTOR's design review comments shall be incorporated into the Plans during the Design Review process to the extent feasible and to the extent such comments do not constitute a Change (as defined in Paragraph C below) to the Charette, or cause Contractor to incur costs in excess of the funding or delays beyond the Completion Date for the project schedule as set forth in the Charette, which date has been established as March 30, 2005, and which date has established the Contractor's performance period approved by the Army for completion of the ARMS Facility modifications. SUBCONTRACTOR must respond either with approval or with reasonable reasons for disapproval within five (5) business days after receipt of the Plans.

BASIC ORDER AGREEMENT 04T002                                           ORDER 001

                  Contractor shall, within five (5) business days following receipt of SUBCONTRACTOR's reasons for disapproval, seek to amend the Plans to remedy such reasonable objections and shall re-submit them to SUBCONTRACTOR for approval, but such re-submittal is subject to the Army's approved schedule and funding limitations. This process shall continue, each party responding within five (5) business days, except to the extent the Army may make changes that affect this approval cycle, until the Plans are approved by SUBCONTRACTOR. The work described in the Plans is referred to herein as "Contractor's Work". However, once SUBCONTRACTOR has partially or wholly approved any of the Plans during the Design Review process, SUBCONTRACTOR cannot "unapprove" such partial or wholly approved Plans. Any attempt to do so shall constitute a Change to Contractor's Work as defined in Paragraph C below. Notwithstanding anything to the contrary in this Order 001, if SUBCONTRACTOR's comments have a de minimis effect on cost or schedule, they will not constitute a Change, for purposes of all references to the term "Change" throughout this Order 001.

         C. Any adjustments, changes or revisions made by the SUBCONTRACTOR or any party for which SUBCONTRACTOR is responsible, and any changes due to force majeure conditions or any other conditions beyond the control of the Contractor which affect the Contractor's cost or schedule for the design and/or construction of the ARMS Facility Modifications, shall constitute a Change to this Order and a Change Order shall be executed by the SUBCONTRACTOR and Contractor with approval by the Army. A Change Order is a written order signed by the SUBCONTRACTOR and Contractor, authorized by the Army, issued after execution of this Order, authorizing a Change in the Work or adjustment in the Contract Price or schedule. Change Orders as defined herein shall either be in the form of (i) ENG-43, SUBCONTRACTOR Work Request Form, for changes affecting the price of the design and/or construction of the ARMS Facility Modifications for which SUBCONTRACTOR is responsible for funding, and/or (ii) a modification to this Order for changes affecting Contractor's completion schedule of the ARMS Facility Modifications.

         D. Contractor shall perform its design and construction services in accordance with generally accepted principles and practices used by licensed professional contractors performing similar services. During the performance of such work and for up to one (1) year following the completion of such work, Contractor shall re-perform, at its own expense, design and construction defects and/or the design or construction work that fail to conform to the foregoing standard of care, provided that Contractor is notified of the failure in writing by SUBCONTRACTOR within fifteen (15) days after discovery of such nonconformity. the warranties and remedies set forth in this SUBarticle 3D are the exclusive warranties and remedies made by contractor FOR SUCH WORK and are in lieu of any

BASIC ORDER AGREEMENT 04T002                                           ORDER 001

                  and all other warranties and remedies, express or implied. The foregoing warranties and remedies shall apply whether arising or alleged to arise in contract, tort (including negligence), strict liability, or otherwise. Contractor's design and construction work shall be substantially completed on or before March 30, 2005 (the "Completion Date"). For purposes of this Order, "Substantial Completion" shall mean that Contractor's design and construction work is sufficiently complete in accordance with the Plans so that SUBCONTRACTOR can occupy and utilize the Facilities for the Permitted Use, provided that incomplete punch list items shall be completed within ninety (90) days of the Commencement Date (as hereinafter defined). If Substantial Completion occurs after the Completion Date, but before 3 months from such date, SUBCONTRACTOR agrees to wait to occupy the Facilities until such time the work is completed even if such delay is due to the fault of Contractor, except Contractor agrees to make diligent reasonable steps to minimize such delay, but has no obligation to incur additional overtime expenses for overtime labor or premium costs for materials or equipment. The foregoing represents SUBCONTRACTOR's exclusive remedy for delays that in the aggregate are less than 3 months. However, subject to the terms of the following sentence, if Substantial Completion does not occur within three (3) months after the scheduled Completion Date (the "Outside Date"), the SUBCONTRACTOR shall have the right to terminate this Order and the Agreement without any liability of any kind to the Contractor. If Contractor's Work is not Substantially Complete by the scheduled Completion Date as a result of any act or omission of SUBCONTRACTOR, or as a result of a force majeure event as defined in Article XXIX H of the Agreement to which this Order is attached, the Completion Date (and, accordingly, the Outside Date) shall be extended one day for each day that Contractor's Work was not completed by reason of such act or omission or force majeure in accordance with the Change provisions in 3.C above. Contractor shall have no liability whatsoever for any delay in the work, whether such delay falls within such 3 month period or beyond. Such right to termination shall be SUBCONTRACTOR's exclusive remedy for such delay and SUBCONTRACTOR agrees that such exclusive right applies even IF CAUSED BY Contractor's fault or negligeNce. In the event that the SUBCONTRACTOR terminates this Order and the Agreement under this provision, the SUBCONTRACTOR agrees that termination as described herein shall be the SUBCONTRACTOR's exclusive remedy and shall be in lieu of all other remedies, whether in equity or law. The date Contractor delivers the Facilities to SUBCONTRACTOR with Contractor's Work substantially completed for SUBCONTRACTOR's occupancy shall be deemed to be the "Commencement Date" for all purposes of this Order and the Agreement.

BASIC ORDER AGREEMENT 04T002                                           ORDER 001

         E. If (a) Contractor does not receive the ARMS funding from the Army for the purpose of preparing the Plans by July 19, 2004 (the "Initial Funding Approval Date"), (b) Plans are not submitted to the Army by October 14, 2004, or (c) the Contractor does not receive the ARMS funding from the Army for the purpose of performing the Contractor's Work by November 10 2004 (the "Second Funding Approval Date"), in any of these such cases, CONTRACTOR or SUBCONTRACTOR shall have the right to terminate without liability of any kind to the other party this Order and the Agreement upon three (3) days' written notice to the other, in which event this Order and the Agreement shall be deemed to be terminated and of no further force or effect and the parties shall be relieved of all obligations hereunder. Notwithstanding the foregoing, neither party shall have the right to terminate this Agreement if the reason the foregoing dates are not met arises out of such party's fault or negligence.

 4.      A.       SUBCONTRACTOR shall pay a deposit of $44,448.82, 1/2 of which shall be due and payable at the time of execution of this Order with the balance due at occupancy or Substantial
                  Completion, whichever occurs first. This deposit shall be held by the Contractor as security for the satisfactory performance of all of the terms and conditions provided herein. For each year that the Facilities are maintained by the SUBCONTRACTOR in accordance with the Agreement and this Order, a $500.00 deduction shall be applied to the December invoice for the monthly Fixed Service Fee. Upon termination or expiration of this Order, the Contractor shall return said deposit provided that SUBCONTRACTOR shall not be in default of the terms and conditions of this Order and the Agreement.

         B. Payment of the Fixed Service Fee must be received by the Contractor within the first ten (10) working days of each month with the first payment being due on the Commencement Date (as defined in the Agreement).

         C. The cost of all utility demand services described in the Agreement, as well as air-conditioning the Facilities, to be provided by Contractor to the Facilities shall be invoiced monthly via Form GA-25. Cost of utility demand services described in the Agreement are further detailed in Exhibit C. Cost of other demand services provided by Contractor will be invoiced monthly via Form GA-25 at the mutually agreed upon price. Payment for the amounts billed via Forms GA-25 are due and must be received by the Contractor within thirty (30) calendar days of the invoice date. SUBCONTRACTOR's failure to make timely payments for such services will result in Contractor's discontinuance of said services to SUBCONTRACTOR upon ten (10) days written notice from Contractor to SUBCONTRACTOR provided that if SUBCONTRACTOR shall make such payment with such ten day period, Contractor shall not discontinue service. A $500.00 reconnection fee will be assessed to SUBCONTRACTOR for reinstatement of demand services by the Contractor discontinued pursuant to this provision.

BASIC ORDER AGREEMENT 04T002                                           ORDER 001

         D. Unless specifically waived by MTI's General Manager, a late payment charge of 5% of any overdue amount shall automatically be imposed. The overdue amount shall bear interest at the rate of 4% per annum over the "base rate" announced by Citibank, N.A. (or its successor) as of the date of default, or the maximum legal rate, whichever is the lowest, until the date of payment. Notwithstanding the foregoing, if SUBCONTRACTOR shall fail to make timely payments of any amount due under the Agreement for more than three (3) times in any twelve (12) month period, a late payment charge of 6% of any overdue amount shall be imposed, and such overdue amount shall bear interest at the rate of 1.5% per month, compounded monthly, or the maximum legal rate, whichever is the lowest, until repayment. In the event Contractor places any overdue amount in the hands of an attorney for collection or is collected through any court, including bankruptcy court, SUBCONTRACTOR agrees to reimburse Contractor's actual out-of-pocket reasonable attorneys' fees incurred in collecting said amounts.

5.       Right of First Refusal

         SUBCONTRACTOR shall have a right of first refusal pursuant to Army approval to occupy (a) all or any portion of the space within the MSAAP known as the Forge Room Mezzanine (up to 231,843 square feet) and (b) all or any portion of the space within the MSAAP known as the East End (up to 125,709 square feet), each as depicted on Exhibit A attached hereto, which become available for occupancy (the "Right of First Refusal Space") on the terms set forth herein. If at any time during the Term, Contractor desires to enter into a use agreement for any Right of First Refusal Space and Contractor thereafter obtains a written bona-fide offer with respect to any Right of First Refusal Space upon terms and conditions that are agreeable to Contractor, then Contractor shall first offer such Right of First Refusal Space to SUBCONTRACTOR upon the identical terms set forth in such offer ("Contractor's Offer"), which Contractor's Offer shall contain the material terms of the proposed agreement, including, without limitation, the fixed service fee, the term, renewal options and service fee concessions (if any). Upon the giving of Contractor's Offer, SUBCONTRACTOR shall have the right, exercisable by written notice to Contractor given within thirty (30) days thereafter (the "Acceptance Period"), to elect to occupy the Right of First Refusal Space upon the terms and conditions set forth in Contractor's Offer, subject to the provisions of this Paragraph 5. If SUBCONTRACTOR fails to exercise such right of first refusal within such Acceptance Period, Contractor shall have the right to enter into a use agreement for the Right of First Refusal Space to such third party offeror on the same terms as those set forth in Contractor's Offer; provided, however, if Contractor fails to execute an agreement with such third party offeror within one hundred twenty (120) days following the expiration of the Acceptance Period on the same terms and conditions as those set forth in Contractor's Offer, Contractor shall be required to repeat the procedure set forth in this Paragraph 5. If SUBCONTRACTOR timely accepts such right of first refusal, a subsequent Order shall be issued by the Contractor to (i) add the Right of First Refusal Space to the Facilities at the fixed service fee set forth in Contractor's Offer and
         (ii)

BASIC ORDER AGREEMENT 04T002                                           ORDER 001

         include all other terms with respect to the Right of First Refusal Space as set forth in Contractor's Offer not covered by the Agreement (it being understood that the term for the Right of First Refusal Space shall be coterminous with the term for the remainder of the Facilities, as same may be renewed in accordance with the provisions of the Agreement). Contractor acknowledges and agrees that it shall have no right to lease any Right of First Refusal Space during the Term without fully complying with this Paragraph 5.


6.       The billing address for SUBCONTRACTOR is:

                  Ionatron Inc.
                  Attn:  Thomas C. Dearmin
                  Building 9101
                  MSAAP Industrial Complex
                  Stennis Space Center, MS  39529


7.       The physical address for SUBCONTRACTOR is:

                  Ionatron Inc.
                  Building 9101
                  MSAAP Industrial Complex
                  Stennis Space Center, MS  39529

BASIC ORDER AGREEMENT 04T002                                           ORDER 001

         IN WITNESS WHEREOF, the undersigned have executed this order by their duly authorized officers on this 14th day of July, 2004.


CONTRACTOR:                                 SUBCONTRACTOR:

MASON TECHNOLOGIES INC.                     IONATRON INC.


By:                                     By:
    --------------------------------        -----------------------------------
    Kim R. Spiers                           Thomas C. Dearmin
    Vice-President & General Manager        President & Chief Executive Officer


Date:                                       Date:
    --------------------------------            -------------------------------

BASIC ORDER AGREEMENT 04T002
ORDER 001
EXHIBIT A


                           PROPOSED IONATRON FACILITY
                MISSISSIPPI ARMY AMMUNITION PLANT - BUILDING 9101


                                GRAPHICS OMITTED

BASIC ORDER AGREEMENT 04T002
ORDER 001
EXHIBIT B


                                    RESERVED

         There is no Army and/or Contractor owned property applicable to this Order 001.

BASIC AGREEMENT 04T002
ORDER 001
EXHIBIT C

FIXED SERVICE FEES: Price for Fixed Services as described in Article XIII of the Agreement is set forth below:

                                                                                        YEAR ONE (1)
                                                                      -------------------------------------------------
                                                                                           Monthly           Annual
                                                                                        --------------    -------------
Space Type                                              Sq. Ft             Rate              Cost             Cost
                                                    ------------      ------------      --------------    -------------
Office/Admin-Air Conditioned                               5,364             $7.36           $3,289.92       $39,479.04
Manufacturing/Assembly-Air Conditioned                    23,051             $6.16          $11,871.27      $142,455.18
Assembly/Warehouse-Not Air-Conditioned                    21,733             $3.90           $7,063.23       $84,758.70
                                                          50,148                            $22,224.41      $266,692.92

                                                                                        YEAR TWO (2)
                                                                      -------------------------------------------------
                                                                                           Monthly           Annual
                                                                                        --------------    -------------
Space Type                                              Sq. Ft             Rate              Cost             Cost
                                                    ------------      ------------      --------------    -------------
Office/Admin-Air Conditioned                               5,364             $7.45           $3,330.15       $39,961.80
Manufacturing/Assembly-Air Conditioned                    23,051             $6.25          $12,005.73      $144,068.75
Assembly/Warehouse-Not Air-Conditioned                    21,733             $3.94           $7,135.67       $85,628.02
                                                          50,148                            $22,471.55      $269,658.57

                                                                                       YEAR THREE (3)
                                                                      -------------------------------------------------
                                                                                           Monthly           Annual
                                                                                        --------------    -------------
Space Type                                              Sq. Ft             Rate              Cost             Cost
                                                    ------------      ------------      --------------    -------------
Office/Admin-Air Conditioned                               5,364             $7.56           $3,374.85       $40,498.20
Manufacturing/Assembly-Air Conditioned                    23,051             $6.33          $12,159.40      $145,912.83
Assembly/Warehouse-Not Air-Conditioned                    21,733             $3.99           $7,226.22       $86,714.67
                                                          50,148                            $22,760.48      $273,125.70

                                                                                       YEAR FOUR (4)
                                                                      -------------------------------------------------
                                                                                           Monthly           Annual
                                                                                        --------------    -------------
Space Type                                              Sq. Ft             Rate              Cost             Cost
                                                    ------------      ------------      --------------    -------------
Office/Admin-Air Conditioned                               5,364             $7.64           $3,415.06       $40,980.96
Manufacturing/Assembly-Air Conditioned                    23,051             $6.41          $12,313.06      $147,756.91
Assembly/Warehouse-Not Air-Conditioned                    21,733             $4.04           $7,316.78       $87,801.32
                                                          50,148                            $23,044.93      $276,539.19

                                                                                       YEAR FIVE (5)
                                                                      -------------------------------------------------
                                                                                           Monthly           Annual
                                                                                        --------------    -------------
Space Type                                              Sq. Ft             Rate              Cost             Cost
                                                    ------------      ------------      --------------    -------------
Office/Admin-Air Conditioned                               5,364             $7.75           $3,464.25       $41,571.00
Manufacturing/Assembly-Air Conditioned                    23,051             $6.50          $12,485.96      $149,831.50
Assembly/Warehouse-Not Air-Conditioned                    21,733             $4.10           $7,425.44       $89,105.30
                                                          50,148                            $23,375.65      $280,507.80

* Square footage is estimated based on present design; this figure may increase or decrease based on design changes.

BASIC AGREEMENT 04T002
ORDER 001
EXHIBIT C

DEMAND SERVICES -UTILITIES: Price definition to provide utilities as described in Article XIII B.1, B.2, B.3 and B.4 of the Agreement Is set forth below:

         ELECTRICITY. Provide electrical power. Cost of consumption will be based on usage as determined by either meters, if available, or engineering estimated kilowatt-hours. Pricing will be determined by applying the then-current MTI G&A rates to the actual amounts billed by Mississippi Power Co. through NASA plus applicable taxes, if any, and adding that amount to the actual billed amount and applicable taxes. The sum shall be the price each month.

         HEAT. Provide gas for heat. Cost will be based on actual gas billed by supplier. Pricing will be determined by applying the then-current MTI G&A rates to the actual amounts billed adding that amount to the actual billed amount. The sum shall be the price each month.

         WATER AND SEWAGE. Provide potable water and domestic sewage disposal in accordance with the existing distribution system. Pricing will be based on engineering estimates, if not separately metered, multiplied by the periodic commercial rate approved by the Army for use Plant-wide, including the application of MTI's then-current G&A rates. A minimum monthly charge of $25 per building shall apply in accordance with the Army agreement.

         COMMUNICATIONS. Provide communication capabilities to include, but not limited to, local and long distance service in accordance with its existing communication system. Pricing will be determined by multiplying the then-current MTI G&A rates by the actual toll charges of the carrier plus applicable taxes, and adding this amount to the actual toll charges and applicable taxes. A monthly charge of $5 shall apply for each active port.

NOTE: 1. Each of the above unit prices shall include recovery of the then-current G&A rates (MSAAP and Home Office) as approved by the Army for Plant-wide application.

BASIC AGREEMENT 04T002
ORDER 001
EXHIBIT D

                             MAINTENANCE OBLIGATIONS
                        Mississippi Army Ammunition Plant

MASON TECHNOLOGIES INC. MAINTENANCE RESPONSIBILITIES
1.       Roads and grounds upkeep
         1.1. Basic grass maintenance adjacent to building twice per month during growing season excluding maintenance of ornamental plants.
2.       Pest Control
3.       Maintenance of parking lot
4. Building and building systems corrective and preventative maintenance to include:
         4.1.     Roofs
         4.2.     Walls and structural floors
         4.3.     Building structure
         4.4.     Loading dock levelers
         4.5. Utilities Distribution (point of interface between distribution and equipment is at first isolation device from main distribution line)
                  4.5.1.   Boiler system supply and return piping.
                  4.5.2.   Electrical
                           4.5.2.1. Power feed to building systems (i.e. HVAC,
                                    lighting).
                           4.5.2.2. Process power feed to tenant equipment -
                                    maintenance interface is at first fuse at motor control center or at buss bar. Fuse remains the responsibility of tenant.
                           4.5.2.3. General 110/220 power to plug located on
                                    shop floor.
                  4.5.3.   Water Systems: fire and domestic-entire system.
                  4.5.4.   Sanitary Sewage - entire system.
                  4.5.5. Natural gas from meter to boiler. Natural gas supplier, Centerpoint Energy, is responsible for distribution up to and including meter.
         4.6.     Boiler System
         4.7. HVAC systems (i.e. assembly and warehouse areas, break rooms, offices and cafeterias).
         4.8. Building fire systems to include piping and electronic detection systems.
         4.9. Building lighting (i.e. bathrooms, general production floor lighting, administrative areas) excluding relamping of interior light bulbs.
         4.10.    Door locking devices.
         4.11.    Windows.
         4.12.    Doors to include personnel and overhead.
         4.13.    Bathrooms to include fixtures and mirrors.
         4.14.    Storm drainage systems.
         4.15. General 110 volt power to include distribution panels and outlets.
         4.16.    General exhaust fans and louvers.
         4.17.    Digital and analog phones and associated lines.
         4.18. Relamping of exterior lighting to include parking lot lighting.

BASIC AGREEMENT 04T002
ORDER 001
EXHIBIT D

                             MAINTENANCE OBLIGATIONS
                        Mississippi Army Ammunition Plant

         4.19.    Lightning protection.
         4.20.    Hot water heaters.

IONATRON MAINTENANCE RESPONSIBILITIES
1.       Shop and administrative area housekeeping.
2.       Horticulture services.
3. Painting for aesthetic purposes to include painting and sealing of assembly and warehouse floors.
4.       Corrective and preventive maintenance of the following:
         4.1.     Air compressors, fixed and portable.
         4.2.     Internal Cat 5 wiring.
         4.3.     Personal property to include but not limited to:
                  4.3.1.   Personal computers and other data collection systems.
                  4.3.2.   Furniture.
                  4.3.3.   Material handling and charging equipment.
                  4.3.4.   Inventory control electronic system.
                  4.3.5.   Video teleconferences equipment
         4.4. Security devices to include cameras, card readers and associated equipment.
         4.5. Signage and displays provided by tenant to include relamping if necessary.
         4.6.     Relamping of interior lighting.
         4.7.     Satellite communications systems.
         4.8.     Faraday cage and grounding system
         4.9.     Vending machines, microwaves and icemakers.
         4.10.    HVAC systems specific to tenant operations.

BASIC ORDER AGREEMENT 04T002
ORDER 001
EXHIBIT E

                                ARMS IMPROVEMENTS

SEE ATTACHED CHARETTE REPORT AS PREPARED BY THE MASON & HANGER GROUP DATED JUNE 14, 2004.

PLEASE NOTE THAT THIS EXHIBIT EMBODIES THE CURRENT DESIGN REQUIREMENTS WHICH SHALL BE SUPERSEDED BY AND REPLACED WITH THE PLANS AS AGREED TO BY THE PARTIES.

BASIC AGREEMENT NO. 04T002
IONATRON

         EXHIBIT F - DoD 5220.22-M, NATIONAL INDUSTRIAL SECURITY PROGRAM
                      OPERATING MANUAL (NISPOM), APPENDIX C

                  Definition of Foreign Person


BASIC ORDER AGREEMENT 04T002        EXHIBIT F